UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

AB HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.17

ANNUAL REPORT

AB HIGH INCOME FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB High Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB HIGH INCOME FUND | 1

ANNUAL REPORT

December 12, 2017

This report provides management’s discussion of fund performance for AB High Income Fund for the annual reporting period ended October 31, 2017.

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

NAV RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	6 Months	12 Months
AB HIGH INCOME FUND
Class A Shares	2.70%	9.30%
Class B Shares[1]	2.27%	8.49%
Class C Shares	2.16%	8.37%
Advisor Class Shares[2]	2.82%	9.56%
Class R Shares[2],3	2.50%	9.00%
Class K Shares[2]	2.66%	9.22%
Class I Shares[2]	2.85%	9.60%
Class Z Shares[2]	2.85%	9.62%
Primary benchmark:4. Bloomberg Barclays Global High Yield Index (USD hedged)	3.75%	9.17%
Blended benchmark: 33% JPM EMBI Global / 33% JPM GBI-EM / 33% Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	3.30%	6.95%
JPM EMBI Global	3.15%	5.89%
JPM GBI-EM	3.22%	5.80%
Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	3.44%	8.92%

1	Effective January 31, 2009, Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	The Fund’s broad-based index used for comparison purposes has changed from the JPM EMBI Global to the Bloomberg Barclays Global High Yield Index (USD hedged) because the new index more closely reflects the Fund’s investments.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Bloomberg Barclays Global High Yield Index (USD hedged), which tracks the performance of non-investment grade fixed-income securities in the US and developed and emerging markets. It also

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shows the performance of its blended benchmark, which is composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended October 31, 2017. Individual performance for each of these indices is also included for both time periods.

During the 12-month period, all share classes except Class B, C and R shares outperformed the primary benchmark, before sales charges. Security selection contributed to relative performance, helped by selections within banking and sovereigns, while selections in the transportation services sector detracted. Currency selection was similarly positive, as gains from long positions in the Russian ruble and Brazilian real outweighed negative returns from a short in the offshore Chinese renminbi. Country allocation (a result of bottom-up security analysis combined with fundamental research) boosted returns further, primarily because of an exposure to Brazil. A position in Turkey dragged on returns. Yield-curve positioning was also a modest positive, the result of positioning along the US curve. Industry allocation detracted in the period, largely because of an exposure to treasuries.

During the six-month period, all share classes of the Fund underperformed the primary benchmark, before sales charges. Industry allocation detracted from relative performance, primarily because of the Fund’s exposure to treasuries and allocation to commercial mortgage-backed securities. A beneficial exposure to non-agency mortgages offset some of these losses. Country positioning was also negative, as positive returns from an allocation to Brazil were more than offset by an exposure to Turkey and several other modest detractors. Security selection was positive, due to selections in the banking and automotive sectors. These gains outweighed negative returns from selections within consumer non-cyclicals. Neither yield-curve positioning nor currency selection had a meaningful impact on overall performance in the period.

During both periods, the Fund utilized derivatives in the form of interest rate swaps, futures and interest rate swaptions to manage and hedge duration risk and/or take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to take active currency risk. Purchased and written exchange-traded fund options and index options were used in an effort to add alpha (a measure of how the Fund is performing on a risk-adjusted basis versus its benchmark) through different strategies, including but not limited to relative value, put spreads and call spreads. Credit default swaps, both single name and index, were used to take active exposures as well as to hedge investment-grade and high-yield credit risk taken through cash bonds, which detracted from absolute returns for both periods. Total return swaps were used to create synthetic high-yield exposure in the Fund, which contributed for both periods. Variance swaps

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were used to add alpha by capturing risk premiums that are similar to high-yield exposure elsewhere in the Fund. Written swaptions were used as hedging tools against other active equity-like risks in the Fund as well as to take active risk through high-yield exposure.

MARKET REVIEW AND INVESTMENT STRATEGY

Political events and central bank action had a significant impact on bond markets in the six- and 12-month periods ended October 31, 2017. Donald Trump’s US election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were treated as positive developments by financial markets. However, uncertainty regarding the Trump administration’s ability to implement meaningful change increased through the 12-month period. UK prime minister Theresa May surprised investors when she called for a snap parliamentary election in an effort to firm up the UK’s mandate going into Brexit negotiations. However, the results of the vote increased political uncertainty when May’s Conservative Party failed to secure a majority position. Investors were relieved when centrist, pro-EU candidate Emmanuel Macron was elected president of France, as his reformist agenda was seen as more business friendly than the protectionist policies espoused by his opponent. In June, the US Federal Reserve (the “Fed”) raised interest rates for the third consecutive quarter, hikes that were well-telegraphed and universally anticipated by markets. Late in the period, the Fed formally confirmed that its balance sheet reduction program would start in October, while the European Central Bank announced that it would start to taper the pace of its monthly asset purchases in January 2018.

Emerging-market debt rallied over both periods, helped by a positive global growth story and increasing oil prices. Outside of Europe, developed-market treasury yields generally rose; in the eurozone and UK, yields moved in different directions. Emerging-market local-currency government bonds, developed-market treasuries and investment-grade credit securities all rose in both periods, yet trailed the rally in global high yield. Within high yield, performance was almost uniformly positive, led by the transportation and basic industries sectors, while consumer sectors tended to lag the rising market.

INVESTMENT POLICIES

The Fund pursues income opportunities from government, corporate, emerging-market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed- and emerging-market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US dollar-denominated or non-US dollar-denominated fixed-income securities.

(continued on next page)

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The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments—i.e., rated C by Moody’s Investors Service or CCC+ or lower by S&P Global Ratings and Fitch Ratings—and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets. The JPM® EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The JPM® GBI-EM represents the performance of local currency government bonds issued by emerging markets. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate HY Index. The Bloomberg Barclays US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to

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DISCLOSURES AND RISKS (continued)

have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your

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DISCLOSURES AND RISKS (continued)

investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2007 TO 10/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB High Income Fund Class A shares (from 10/31/2007 to 10/31/2017) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			5.56%
1 Year	9.30%	4.70%
5 Years	6.14%	5.21%
10 Years	8.14%	7.67%
CLASS B SHARES			4.97%
1 Year	8.49%	5.49%
5 Years	5.30%	5.30%
10 Years[2]	7.66%	7.66%
CLASS C SHARES			4.99%
1 Year	8.37%	7.37%
5 Years	5.31%	5.31%
10 Years	7.29%	7.29%
ADVISOR CLASS SHARES[3]			6.05%
1 Year	9.56%	9.56%
5 Years	6.43%	6.43%
Since Inception[4]	8.74%	8.74%
CLASS R SHARES[3]			5.44%
1 Year	9.00%	9.00%
5 Years	5.76%	5.76%
Since Inception[4]	8.11%	8.11%
CLASS K SHARES[3]			5.79%
1 Year	9.22%	9.22%
5 Years	6.12%	6.12%
Since Inception[4]	8.44%	8.44%
CLASS I SHARES[3]			6.17%
1 Year	9.60%	9.60%
5 Years	6.48%	6.48%
Since Inception[4]	8.78%	8.78%
CLASS Z SHARES[3]			6.17%
1 Year	9.62%	9.62%
Since Inception[4]	6.16%	6.16%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.86%, 1.63%, 1.58%, 0.58%, 1.22%, 0.85%, 0.53% and 0.51% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s annual operating expenses to 0.85% for Class A shares. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2017.

2	Assumes conversion of Class B shares into Class A shares after six years.

3	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception dates: 1/28/2008 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	4.99%
5 Years	5.45%
10 Years	7.94%
CLASS B SHARES
1 Year	5.78%
5 Years	5.52%
10 Years[1]	7.91%
CLASS C SHARES
1 Year	7.67%
5 Years	5.51%
10 Years	7.55%
ADVISOR CLASS SHARES[2]
1 Year	9.86%
5 Years	6.66%
Since Inception[3]	8.82%
CLASS R SHARES[2]
1 Year	9.30%
5 Years	5.98%
Since Inception[3]	8.18%
CLASS K SHARES[2]
1 Year	9.53%
5 Years	6.32%
Since Inception[3]	8.52%
CLASS I SHARES[2]
1 Year	9.90%
5 Years	6.68%
Since Inception[3]	8.85%
CLASS Z SHARES[2]
1 Year	9.92%
Since Inception[3]	6.27%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception dates: 1/28/2008 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,027.00	$4.24	0.83%	$4.24	0.83%
Hypothetical**	$1,000	$1,021.02	$4.23	0.83%	$4.23	0.83%
Class B
Actual	$1,000	$1,022.70	$8.21	1.61%	$8.21	1.61%
Hypothetical**	$1,000	$1,017.09	$8.19	1.61%	$8.19	1.61%
Class C
Actual	$1,000	$1,021.60	$8.00	1.57%	$8.05	1.58%
Hypothetical**	$1,000	$1,017.29	$7.98	1.57%	$8.03	1.58%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Advisor Class
Actual	$1,000	$1,028.20	$2.97	0.58%	$2.97	0.58%
Hypothetical**	$1,000	$1,022.28	$2.96	0.58%	$2.96	0.58%
Class R
Actual	$1,000	$1,023.80	$6.17	1.21%	$6.22	1.22%
Hypothetical**	$1,000	$1,019.11	$6.16	1.21%	$6.21	1.22%
Class K
Actual	$1,000	$1,026.60	$4.60	0.90%	$4.65	0.91%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%	$4.63	0.91%
Class I
Actual	$1,000	$1,028.50	$2.71	0.53%	$2.71	0.53%
Hypothetical**	$1,000	$1,022.53	$2.70	0.53%	$2.70	0.53%
Class Z
Actual	$1,000	$1,028.50	$2.61	0.51%	$2.61	0.51%
Hypothetical**	$1,000	$1,022.63	$2.60	0.51%	$2.60	0.51%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $8,088.6

1	All data are as of October 31, 2017. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.6% or less in the following security types: Collateralized Loan Obligations, Governments–Sovereign Bonds, Investment Companies, Local Governments–Regional Bonds, Local Governments–US Municipal Bonds, Options Purchased–Puts, Quasi-Sovereigns, Warrants and Whole Loan Trusts.

16 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO SUMMARY (continued)

October 31, 2017 (unaudited)

1	All data are as of October 31, 2017. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries or regions: Angola, Australia, Bahrain, Belarus, Bermuda, Cameroon, Cayman Islands, Chile, China, Colombia, Ecuador, Egypt, El Salvador, Ethiopia, Eurozone, Gabon, Germany, Guatemala, Honduras, Hong Kong, India, Iraq, Ireland, Israel, Ivory Coast, Jamaica, Jersey (Channel Islands), Jordan, Kazakhstan, Kenya, Lebanon, Macau, Malaysia, Mongolia, Netherlands, New Zealand, Nigeria, Norway, Pakistan, Peru, Portugal, Senegal, Serbia, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Trinidad & Tobago, Ukraine, Uruguay, Venezuela and Zambia.

abfunds.com	AB HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS

October 31, 2017

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 37.4%
Industrial – 30.1%
Basic – 3.4%
AK Steel Corp. 7.625%, 10/01/21	U.S.$	3,745	$3,878,506
Aleris International, Inc. 7.875%, 11/01/20		4,671	4,659,243
ArcelorMittal 7.25%, 3/01/41		8,119	9,959,220
7.50%, 10/15/39		11,307	14,110,672
Artsonig Pty Ltd. 11.50% (11.50% Cash and 12.00% PIK), 4/01/19(a)(b)		18,059	180,591
Ashland LLC 4.75%, 8/15/22		1,800	1,896,874
Axalta Coating Systems LLC 4.875%, 8/15/24(c)		2,893	3,023,029
Berry Global, Inc. 5.50%, 5/15/22		1,590	1,654,818
CF Industries, Inc. 4.95%, 6/01/43		3,911	3,579,277
5.375%, 3/15/44		3,218	3,090,403
6.875%, 5/01/18		1,100	1,123,333
Cleveland-Cliffs, Inc. 5.75%, 3/01/25(c)		12,109	11,759,522
Commercial Metals Co. 4.875%, 5/15/23		3,249	3,369,557
Constellium NV 5.75%, 5/15/24(c)		9,890	9,956,411
ERP Iron Ore, LLC 9.039%, 12/31/19(b)(d)(e)(f)		2,412	2,411,707
Freeport-McMoRan, Inc. 5.40%, 11/14/34		3,333	3,249,072
5.45%, 3/15/43		8,300	7,829,465
6.50%, 11/15/20		3,362	3,426,160
6.75%, 2/01/22		1,566	1,629,863
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(c)		9,179	9,979,381
INEOS Finance PLC 4.00%, 5/01/23(c)	EUR	5,160	6,222,014
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(c)	U.S.$	20,167	22,727,584
Lecta SA 6.50%, 8/01/23(c)(g)	EUR	1,106	1,364,481

18 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lundin Mining Corp. 7.50%, 11/01/20(c)	U.S.$	2,459	$2,557,301
7.875%, 11/01/22(c)		4,001	4,338,124
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(a)(d)(h)(i)		16,121	161
Momentive Performance Materials, Inc. 3.88%, 10/24/21		22,931	23,834,069
8.875%, 10/15/20(d)(f)(i)(j)		22,931	– 0	–
Multi-Color Corp. 4.875%, 11/01/25(c)		7,291	7,354,490
NOVA Chemicals Corp. 5.00%, 5/01/25(c)		2,349	2,388,235
5.25%, 8/01/23(c)		1,537	1,585,246
Novelis Corp. 5.875%, 9/30/26(c)		8,210	8,471,456
6.25%, 8/15/24(c)		2,634	2,785,497
Pactiv LLC 7.95%, 12/15/25		6,261	7,088,761
Peabody Energy Corp. 6.00%, 11/15/18(d)(e)(f)(i)		28,941	– 0	–
6.00%, 3/31/22(c)		1,509	1,558,545
Plastipak Holdings, Inc. 6.25%, 10/15/25(c)		4,980	5,079,092
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(c)		4,552	4,729,451
Sealed Air Corp. 6.875%, 7/15/33(c)		14,904	17,437,680
SIG Combibloc Holdings SCA 7.75%, 2/15/23(c)	EUR	3,835	4,715,245
Smurfit Kappa Acquisitions ULC 4.875%, 9/15/18(c)	U.S.$	4,234	4,300,148
Smurfit Kappa Treasury Funding Ltd. 7.50%, 11/20/25		1,073	1,300,955
SPCM SA 4.875%, 9/15/25(c)		8,220	8,448,089
Steel Dynamics, Inc. 5.125%, 10/01/21		1,007	1,034,933
Teck Resources Ltd. 5.40%, 2/01/43		8,166	8,273,595
6.125%, 10/01/35		5,000	5,655,425
6.25%, 7/15/41		1,323	1,509,216
United States Steel Corp. 6.875%, 8/15/25		8,026	8,151,286
8.375%, 7/01/21(c)		5,453	5,985,693

abfunds.com	AB HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Valvoline, Inc. 5.50%, 7/15/24(c)	U.S.$	1,738	$1,844,927

			271,508,803

Capital Goods – 1.8%
Apex Tool Group LLC 7.00%, 2/01/21(c)		7,737	7,310,374
ARD Finance SA 6.625% (6.625% Cash or 7.375% PIK), 9/15/23(b)	EUR	10,431	13,080,432
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.75%, 5/15/24(c)(g)		9,883	12,879,288
B456 Systems, Inc. 3.75%, 4/15/16(d)(e)(i)(k)	U.S.$	3,985	308,838
Bombardier, Inc. 5.75%, 3/15/22(c)		830	824,363
6.00%, 10/15/22(c)		2,495	2,462,370
6.125%, 1/15/23(c)		2,558	2,557,890
7.50%, 3/15/25(c)		3,858	3,979,623
8.75%, 12/01/21(c)		5,365	5,967,248
BWAY Holding Co. 5.50%, 4/15/24(c)		7,810	8,136,114
Clean Harbors, Inc. 5.125%, 6/01/21		3,417	3,466,998
5.25%, 8/01/20		634	643,282
Energizer Holdings, Inc. 5.50%, 6/15/25(c)		6,119	6,438,210
EnPro Industries, Inc. 5.875%, 9/15/22		5,800	6,051,123
Exide Technologies 11.00%, 4/30/22(a)(b)(d)		25,213	21,430,637
Gates Global LLC/Gates Global Co. 5.75%, 7/15/22(c)	EUR	710	849,164
6.00%, 7/15/22(c)	U.S.$	7,870	8,090,588
GFL Environmental, Inc. 5.625%, 5/01/22(c)		3,712	3,856,408
9.875%, 2/01/21(c)		6,191	6,611,028
KLX, Inc. 5.875%, 12/01/22(c)		5,387	5,635,039
Liberty Tire Recycling LLC 11.00%, 3/31/21(a)(b)(d)		2,549	1,408,544
Textron Financial Corp. 3.05% (LIBOR 3 Month + 1.74%), 2/15/42(c)(l)		125	109,499
TransDigm, Inc. 6.375%, 6/15/26		9,896	10,104,340
6.50%, 7/15/24		11,416	11,772,465

			143,973,865

20 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 3.6%
Altice Financing SA 6.625%, 2/15/23(c)	U.S.$	13,760	$14,483,927
7.50%, 5/15/26(c)		11,970	13,152,038
Altice Finco SA 4.75%, 1/15/28	EUR	1,581	1,862,335
Altice Luxembourg SA 7.25%, 5/15/22(c)		6,390	7,935,735
CCO Holdings LLC/CCO Holdings Capital Corp. 5.375%, 5/01/25(c)	U.S.$	732	758,881
5.75%, 1/15/24		500	521,452
5.875%, 5/01/27(c)		2,868	3,005,432
Cequel Communications Holdings I LLC/Cequel Capital Corp. 7.75%, 7/15/25(c)		5,014	5,483,571
Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22		2,230	2,296,900
Series B 6.50%, 11/15/22		6,270	6,488,528
CSC Holdings LLC 6.625%, 10/15/25(c)		1,356	1,483,125
10.125%, 1/15/23(c)		3,053	3,484,236
DISH DBS Corp. 5.875%, 11/15/24		5,603	5,608,452
6.75%, 6/01/21		1,500	1,574,694
7.75%, 7/01/26		11,403	12,484,278
Gray Television, Inc. 5.125%, 10/15/24(c)		7,217	7,211,082
iHeartCommunications, Inc. 6.875%, 6/15/18		10,579	5,289,500
9.00%, 12/15/19-3/01/21		15,846	11,531,917
10.625%, 3/15/23		1,507	1,074,401
11.25%, 3/01/21(c)		2,444	1,754,509
Liberty Interactive LLC 3.75%, 2/15/30(k)		2,231	1,542,084
McClatchy Co. (The) 9.00%, 12/15/22(g)		5,524	5,764,255
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875%, 5/15/24(c)		10,000	10,081,040
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(c)		1,806	1,808,514

abfunds.com	AB HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Netflix, Inc. 4.375%, 11/15/26(c)	U.S.$	10,284	$10,089,684
4.875%, 4/15/28(c)		9,063	9,018,283
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(c)		7,526	7,355,905
SFR Group SA 5.375%, 5/15/22(c)	EUR	622	757,532
5.625%, 5/15/24(c)		1,981	2,510,082
6.00%, 5/15/22(c)	U.S.$	821	856,094
7.375%, 5/01/26(c)		18,406	19,804,157
Sinclair Television Group, Inc. 5.625%, 8/01/24(c)		2,436	2,472,248
6.125%, 10/01/22		2,204	2,272,194
TEGNA, Inc. 4.875%, 9/15/21(c)		1,071	1,096,860
5.50%, 9/15/24(c)		719	756,656
6.375%, 10/15/23		3,966	4,217,960
Time, Inc. 5.75%, 4/15/22(c)		2,894	2,915,528
7.50%, 10/15/25(c)		8,818	8,859,268
Townsquare Media, Inc. 6.50%, 4/01/23(c)		5,674	5,734,888
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(c)		7,553	7,760,502
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(c)		9,363	9,350,469
UPC Holding BV 5.50%, 1/15/28(c)		5,612	5,584,950
UPCB Finance IV Ltd. 5.375%, 1/15/25(c)		5,668	5,805,188
Urban One, Inc. 7.375%, 4/15/22(c)		7,700	7,777,000
9.25%, 2/15/20(c)(g)		9,972	9,405,052
Virgin Media Finance PLC 4.875%, 2/15/22		8,905	8,636,897
5.25%, 2/15/22		941	914,213
Virgin Media Receivables Financing Notes I DAC 5.50%, 9/15/24(c)	GBP	445	615,660
Virgin Media Secured Finance PLC 5.50%, 1/15/25(c)		2,070	2,900,708
Wave Holdco LLC/Wave Holdco Corp. 8.25% (8.25% Cash or 9.00% PIK), 7/15/19(b)(c)	U.S.$	5,030	5,037,387
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(c)		2,612	2,671,546

22 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ziggo Bond Co. BV 7.125%, 5/15/24(c)	EUR	3,158	$4,145,270
Ziggo Bond Finance BV 5.875%, 1/15/25(c)	U.S.$	6,178	6,384,178
Ziggo Secured Finance BV 5.50%, 1/15/27(c)		8,360	8,525,929

			290,913,174

Communications - Telecommunications – 2.5%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(c)	GBP	6,207	8,709,562
C&W Senior Financing Designated Activity Co. 6.875%, 9/15/27(c)	U.S.$	7,099	7,415,239
CenturyLink, Inc. Series W 6.75%, 12/01/23		1,850	1,923,854
Clear Channel Communications, Inc. 12.00%, 8/01/21(d)(e)(f)(i)		2,737	4,927
Embarq Corp. 7.995%, 6/01/36		6,253	6,312,435
Frontier Communications Corp. 6.25%, 9/15/21		2,961	2,430,220
6.875%, 1/15/25		244	181,644
7.125%, 1/15/23		1,488	1,142,713
7.625%, 4/15/24		4,034	3,077,071
7.875%, 1/15/27		4,058	2,902,671
8.75%, 4/15/22		5,502	4,533,406
10.50%, 9/15/22		2,308	2,017,187
11.00%, 9/15/25		1,463	1,240,397
Hughes Satellite Systems Corp. 7.625%, 6/15/21		4,508	5,049,095
Intelsat Jackson Holdings SA 5.50%, 8/01/23		9,915	8,428,266
7.25%, 10/15/20		3,184	3,057,375
7.50%, 4/01/21		3,615	3,433,513
8.00%, 2/15/24(c)		1,212	1,288,208
9.50%, 9/30/22(c)		2,861	3,362,679
9.75%, 7/15/25(c)		8,197	8,204,525
Level 3 Financing, Inc. 5.375%, 1/15/24		2,601	2,695,741
6.125%, 1/15/21		2,690	2,742,875
Qwest Corp. 6.75%, 12/01/21		1,000	1,106,753
Sable International Finance Ltd. 6.875%, 8/01/22(c)		2,219	2,383,574

abfunds.com	AB HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sprint Capital Corp. 8.75%, 3/15/32	U.S.$	5,865	$7,105,535
Sprint Corp. 7.125%, 6/15/24		4,993	5,403,704
7.625%, 2/15/25		6,134	6,717,245
7.875%, 9/15/23		685	766,269
T-Mobile USA, Inc. 6.00%, 3/01/23		3,547	3,736,616
6.125%, 1/15/22		1,460	1,518,972
6.836%, 4/28/23		3,010	3,176,221
Telecom Italia Capital SA 7.20%, 7/18/36		7,680	9,537,062
7.721%, 6/04/38		4,700	6,063,094
Telecom Italia SpA/Milano 5.303%, 5/30/24(c)		5,639	6,072,442
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 6.00%, 4/15/23(c)		7,539	7,541,020
Wind Acquisition Finance SA 4.75%, 7/15/20(c)		4,138	4,188,715
7.375%, 4/23/21(c)		11,197	11,622,744
Wind Tre SpA Series X 5.00%, 1/20/26		16,323	16,424,203
Windstream Services LLC 6.375%, 8/01/23		12,858	9,369,329
7.75%, 10/01/21		2,780	2,111,088
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 1/15/27(c)		1,953	2,059,399
6.00%, 4/01/23		3,305	3,482,541
6.375%, 5/15/25		8,198	8,833,591

			199,373,720

Consumer Cyclical - Automotive – 0.9%
Adient Global Holdings Ltd. 4.875%, 8/15/26(c)		8,034	8,254,212
BCD Acquisition, Inc. 9.625%, 9/15/23(c)		14,612	15,982,679
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(c)		7,290	7,556,318
Dana Financing Luxembourg SARL 5.75%, 4/15/25(c)		1,290	1,367,488
6.50%, 6/01/26(c)		10,848	11,796,896
Exide Technologies 7.00%, 4/30/25(a)(b)(d)(k)		822	497,022
7.25%, 4/30/25(a)(b)(d)(k)		1,800	1,692,000
Series AI 7.00%, 4/30/25(b)(d)(e)(k)		18,993	11,490,679

24 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Goodyear Tire & Rubber Co. (The) 7.00%, 3/15/28	U.S.$	700	$784,594
8.75%, 8/15/20		924	1,072,806
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), 9/15/21(b)(c)		5,807	5,924,558
Meritor, Inc. 6.25%, 2/15/24		3,393	3,625,919
ZF North America Capital, Inc. 4.75%, 4/29/25(c)		6,260	6,572,581

			76,617,752

Consumer Cyclical - Entertainment – 0.2%
AMC Entertainment Holdings, Inc. 5.875%, 11/15/26		8,694	8,496,272
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(c)		9,700	10,408,876

			18,905,148

Consumer Cyclical - Other – 2.6%
Beazer Homes USA, Inc. 5.875%, 10/15/27(c)		5,081	5,057,043
6.75%, 3/15/25		7,010	7,404,810
8.75%, 3/15/22		3,405	3,781,573
Caesars Entertainment Corp. 5.00%, 10/01/24(d)(k)		333	649,971
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20		6,600	6,751,503
CalAtlantic Group, Inc. 6.625%, 5/01/20		5,393	5,945,367
8.375%, 5/15/18		3,250	3,359,158
Cirsa Funding Luxembourg SA 5.75%, 5/15/21(c)	EUR	2,058	2,531,177
Diamond Resorts International, Inc. 7.75%, 9/01/23(c)	U.S.$	7,479	8,094,821
Eldorado Resorts, Inc. 6.00%, 4/01/25		4,963	5,247,271
GLP Capital LP/GLP Financing II, Inc. 5.375%, 4/15/26		2,300	2,491,500
International Game Technology PLC 6.50%, 2/15/25(c)		3,625	4,081,246
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		12,319	11,453,615
10.00%, 7/15/22(c)		2,858	3,123,211
10.50%, 7/15/24(c)		2,857	3,180,712

abfunds.com	AB HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

KB Home 7.00%, 12/15/21	U.S.$	6,936	$7,819,910
7.25%, 6/15/18		1,000	1,031,864
7.50%, 9/15/22		2,741	3,181,668
Lennar Corp. 4.50%, 6/15/19		1,690	1,734,864
6.95%, 6/01/18		2,780	2,857,715
MDC Holdings, Inc. 5.50%, 1/15/24		4,397	4,722,031
6.00%, 1/15/43		14,826	14,356,268
Meritage Homes Corp. 6.00%, 6/01/25		4,696	5,067,994
7.15%, 4/15/20		2,500	2,750,295
Pinnacle Entertainment, Inc. 5.625%, 5/01/24		4,736	4,924,914
PulteGroup, Inc. 5.00%, 1/15/27		1,470	1,544,963
6.00%, 2/15/35		932	987,009
6.375%, 5/15/33		2,695	2,946,064
7.875%, 6/15/32		10,968	13,561,000
RSI Home Products, Inc. 6.50%, 3/15/23(c)		14,852	15,577,698
Safari Holding Verwaltungs GmbH 8.25%, 2/15/21(c)	EUR	1,157	1,397,702
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(c)	U.S.$	6,743	6,991,095
6.125%, 4/01/25(c)		4,677	4,876,137
Standard Industries, Inc./NJ 6.00%, 10/15/25(c)		5,285	5,734,225
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(c)		5,081	4,951,282
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 3/01/24(c)		7,725	8,080,234
5.875%, 4/15/23(c)		4,950	5,287,219
Toll Brothers Finance Corp. 4.875%, 3/15/27		8,180	8,565,286
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(c)		4,515	4,726,875

			206,827,290

26 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.1%
Golden Nugget, Inc. 6.75%, 10/15/24(c)	U.S.$	6,563	$6,676,540
Pizzaexpress Financing 2 PLC 6.625%, 8/01/21(c)	GBP	2,879	3,720,503

			10,397,043

Consumer Cyclical - Retailers – 0.9%
FirstCash, Inc. 5.375%, 6/01/24(c)	U.S.$	9,868	10,325,767
Group 1 Automotive, Inc. 5.00%, 6/01/22		2,143	2,209,416
JC Penney Corp., Inc. 6.375%, 10/15/36		1,169	688,886
7.40%, 4/01/37		4,492	2,741,908
L Brands, Inc. 6.875%, 11/01/35		11,730	11,646,224
6.95%, 3/01/33		3,500	3,439,271
Levi Strauss & Co. 5.00%, 5/01/25		7,819	8,237,754
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(c)		14,081	8,307,790
8.75% (8.75% Cash or 9.50% PIK), 10/15/21(b)(c)		18	9,616
Penske Automotive Group, Inc. 5.50%, 5/15/26		5,857	6,031,574
PetSmart, Inc. 7.125%, 3/15/23(c)		8,569	6,555,079
Sally Holdings LLC/Sally Capital, Inc. 5.625%, 12/01/25		2,086	2,068,720
Sonic Automotive, Inc. 5.00%, 5/15/23		3,494	3,441,590
6.125%, 3/15/27		5,939	6,154,746

			71,858,341

Consumer Non-Cyclical – 3.7%
Acadia Healthcare Co., Inc. 6.50%, 3/01/24		4,040	4,279,511
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(c)		1,543	1,496,249
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC 5.75%, 3/15/25		1,869	1,650,529
6.625%, 6/15/24		10,544	9,887,214
Alere, Inc. 7.25%, 7/01/18		3,046	3,046,000

abfunds.com	AB HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(b)(c)	U.S.$	12,580	$4,009,969
9.25%, 2/15/19(c)		6,688	6,108,826
Boparan Finance PLC 5.50%, 7/15/21(c)(g)	GBP	8,384	10,559,998
Catalent Pharma Solutions, Inc. 4.75%, 12/15/24(c)	EUR	2,223	2,798,167
4.875%, 1/15/26(c)	U.S.$	3,111	3,157,547
CHS/Community Health Systems, Inc. 6.875%, 2/01/22		23,942	17,428,459
7.125%, 7/15/20		7,029	6,096,997
8.00%, 11/15/19		2,614	2,489,260
DaVita, Inc. 5.00%, 5/01/25		7,975	7,881,740
Diamond BC BV 5.625%, 8/15/25(c)	EUR	2,527	3,044,243
Eagle Holding Co. II LLC 7.625% (7.625% Cash or 8.375% PIK), 5/15/22(b)(c)	U.S.$	1,276	1,316,577
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23-2/01/25(c)		20,351	16,254,615
Endo Finance LLC 5.75%, 1/15/22(c)		3,035	2,658,426
Endo Finance LLC/Endo Finco, Inc. 5.375%, 1/15/23(c)		778	626,915
Envision Healthcare Corp. 5.625%, 7/15/22		5,163	5,265,961
6.25%, 12/01/24(c)		5,755	6,040,592
First Quality Finance Co., Inc. 4.625%, 5/15/21(c)		16,738	16,910,535
HCA, Inc. 4.25%, 10/15/19		3,274	3,370,635
4.50%, 2/15/27		1,002	1,010,412
5.25%, 6/15/26		1,744	1,854,868
5.875%, 3/15/22		2,450	2,680,687
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(c)		1,473	1,556,543
Lamb Weston Holdings, Inc. 4.625%, 11/01/24(c)		2,904	3,034,619
4.875%, 11/01/26(c)		2,903	3,051,430
LifePoint Health, Inc. 5.375%, 5/01/24		2,417	2,426,015
5.875%, 12/01/23		7,809	8,044,246
Mallinckrodt International Finance SA 4.75%, 4/15/23		2,310	1,957,672

28 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(c)	U.S.$	10,965	$9,856,735
5.625%, 10/15/23(c)		5,736	5,365,454
5.75%, 8/01/22(c)		54	52,773
MEDNAX, Inc. 5.25%, 12/01/23(c)		2,302	2,402,954
MPH Acquisition Holdings LLC 7.125%, 6/01/24(c)		9,919	10,679,014
Post Holdings, Inc. 5.00%, 8/15/26(c)		7,041	7,079,472
5.50%, 3/01/25(c)		6,937	7,220,633
6.00%, 12/15/22(c)		2,096	2,198,507
Revlon Consumer Products Corp. 6.25%, 8/01/24		3,601	2,664,492
Spectrum Brands, Inc. 4.00%, 10/01/26(c)	EUR	3,459	4,270,727
6.125%, 12/15/24	U.S.$	1,915	2,047,415
6.625%, 11/15/22		2,624	2,731,623
Synlab Bondco PLC 6.25%, 7/01/22(c)	EUR	9,492	11,779,658
Synlab Unsecured Bondco PLC 8.25%, 7/01/23(c)		3,869	4,961,365
Tenet Healthcare Corp. 6.75%, 6/15/23(g)	U.S.$	8,125	7,628,595
6.875%, 11/15/31		16,407	13,924,260
8.125%, 4/01/22		4,631	4,652,293
Valeant Pharmaceuticals International 6.75%, 8/15/21(c)		2,100	2,034,375
7.25%, 7/15/22(c)		5,402	5,194,866
Valeant Pharmaceuticals International, Inc. 5.375%, 3/15/20(c)		4,097	4,025,614
5.50%, 3/01/23(c)		1,466	1,239,243
5.875%, 5/15/23(c)		6,085	5,141,825
6.125%, 4/15/25(c)		5,558	4,668,720
6.50%, 3/15/22(c)		2,085	2,210,200
Vizient, Inc. 10.375%, 3/01/24(c)		2,066	2,369,256
Voyage Care BondCo PLC 5.875%, 5/01/23(c)	GBP	7,223	9,743,534

			298,139,060

Energy – 5.2%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, 12/15/24(c)	U.S.$	6,153	6,696,599
Berry Petroleum Co. LLC 6.375%, 9/15/22(d)(e)(f)(i)		16,461	– 0	–

abfunds.com	AB HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bill Barrett Corp. 7.00%, 10/15/22	U.S.$	2,396	$2,333,218
8.75%, 6/15/25		6,057	5,968,962
California Resources Corp. 5.50%, 9/15/21		1,846	1,091,447
6.00%, 11/15/24		1,594	739,217
8.00%, 12/15/22(c)		21,680	14,308,800
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		2,547	2,588,320
7.50%, 9/15/20		1,394	1,421,888
8.25%, 7/15/25		2,253	2,424,176
Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/24		7,043	8,048,283
Cheniere Energy Partners LP 5.25%, 10/01/25(c)		7,792	8,021,638
Cheniere Energy, Inc. 4.875%, 5/28/21(b)(c)(d)(k)		7,668	7,478,002
Chesapeake Energy Corp. 4.875%, 4/15/22(g)		10,996	10,214,030
6.125%, 2/15/21		4,867	4,915,461
8.00%, 1/15/25(c)		2,407	2,373,206
8.00%, 1/15/25(c)(g)		2,145	2,143,670
Continental Resources, Inc./OK 3.80%, 6/01/24		517	503,612
4.90%, 6/01/44		2,314	2,161,290
5.00%, 9/15/22		8,373	8,484,026
DCP Midstream Operating LP 3.875%, 3/15/23		4,357	4,315,691
5.60%, 4/01/44		10,432	9,957,219
Denbury Resources, Inc. 4.625%, 7/15/23		2,703	1,544,089
5.50%, 5/01/22		2,224	1,390,000
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		8,521	6,412,052
5.70%, 10/15/39		3,966	3,345,765
7.875%, 8/15/25		11,444	12,240,480
Energy Transfer Equity LP 4.25%, 3/15/23		16,300	16,581,305
7.50%, 10/15/20		3,398	3,824,130
Ensco PLC 4.50%, 10/01/24		1,712	1,405,095
5.20%, 3/15/25		8,468	7,127,956
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, 6/15/23		1,899	1,137,026
7.75%, 9/01/22		1,866	1,175,580
8.00%, 2/15/25(c)		15,115	11,166,297
9.375%, 5/01/20		6,381	5,362,165

30 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Genesis Energy LP/Genesis Energy Finance Corp. 6.75%, 8/01/22	U.S.$	1,277	$1,317,818
Golden Energy Offshore Services AS 5.00%, 12/31/17(a)(d)	NOK	33,602	1,851,263
Gulfport Energy Corp. 6.00%, 10/15/24	U.S.$	2,420	2,431,449
6.375%, 5/15/25		7,453	7,534,230
6.375%, 1/15/26(c)		6,961	7,041,859
Hilcorp Energy I LP/Hilcorp Finance Co. 5.00%, 12/01/24(c)		2,555	2,543,209
5.75%, 10/01/25(c)		11,693	11,955,788
Murphy Oil Corp. 6.875%, 8/15/24		7,252	7,804,769
Murphy Oil USA, Inc. 5.625%, 5/01/27		503	536,133
6.00%, 8/15/23		3,166	3,329,242
Nabors Industries, Inc. 4.625%, 9/15/21		8,503	8,206,645
5.50%, 1/15/23(g)		12,070	11,593,706
Noble Holding International Ltd. 5.25%, 3/15/42		1,180	746,350
6.20%, 8/01/40		1,090	737,113
7.70%, 4/01/25(m)		2,289	1,994,243
7.75%, 1/15/24		9,883	8,817,573
Oasis Petroleum, Inc. 6.875%, 3/15/22		2,352	2,413,223
Pacific Drilling SA 5.375%, 6/01/20(a)		9,697	3,412,132
PDC Energy, Inc. 6.125%, 9/15/24		3,203	3,342,853
PHI, Inc. 5.25%, 3/15/19		7,518	7,442,820
QEP Resources, Inc. 5.25%, 5/01/23		5,195	5,119,454
5.375%, 10/01/22		1,061	1,058,347
6.875%, 3/01/21		3,871	4,124,338
Range Resources Corp. 5.00%, 8/15/22-3/15/23		9,741	9,673,442
5.875%, 7/01/22		729	749,047
Rowan Cos., Inc. 5.40%, 12/01/42		3,688	2,794,468
7.375%, 6/15/25		6,234	6,251,642
Sanchez Energy Corp. 6.125%, 1/15/23		5,546	4,649,495
SandRidge Energy, Inc. 7.50%, 2/15/23(d)(e)(f)(i)		1,970	– 0	–
8.125%, 10/15/22(d)(e)(f)(i)		15,534	– 0	–

abfunds.com	AB HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Seitel, Inc. 9.50%, 4/15/19	U.S.$	2,574	$2,578,484
SemGroup Corp. 6.375%, 3/15/25(c)		4,402	4,345,078
7.25%, 3/15/26(c)		3,996	4,075,460
SM Energy Co. 5.625%, 6/01/25		7,293	7,083,786
6.50%, 1/01/23		7,813	7,935,344
Southern Star Central Corp. 5.125%, 7/15/22(c)		6,100	6,323,839
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/23		1,674	1,663,107
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(c)		7,200	7,778,837
Transocean, Inc. 5.80%, 10/15/22		6,595	6,444,298
6.80%, 3/15/38		11,478	9,343,207
7.50%, 1/15/26(c)		4,688	4,831,603
7.50%, 4/15/31		1,800	1,606,252
9.00%, 7/15/23(c)		6,110	6,644,491
Vantage Drilling International 7.125%, 4/01/23(d)(e)(f)(i)		8,325	– 0	–
7.50%, 11/01/19(d)(e)(f)(i)		8,860	– 0	–
10.00%, 12/31/20(d)(e)		521	510,580
10.00%, 12/31/20(a)(d)		431	422,380
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(c)		8,086	7,905,480
Weatherford International Ltd. 5.875%, 7/01/21(k)		718	721,967
6.50%, 8/01/36		4,003	3,336,276
6.75%, 9/15/40		4,691	3,914,030
7.00%, 3/15/38		4,190	3,539,787
7.75%, 6/15/21		1,377	1,420,086
9.875%, 2/15/24		9,394	10,050,349
Whiting Petroleum Corp. 1.25%, 4/01/20(k)		2,925	2,623,359
5.00%, 3/15/19		5,131	5,169,939
WPX Energy, Inc. 8.25%, 8/01/23		1,315	1,483,530

			420,124,895

Other Industrial – 1.0%
American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/23(c)		11,872	12,619,604
American Tire Distributors, Inc. 10.25%, 3/01/22(c)		15,792	16,466,634

32 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

General Cable Corp. 4.50%, 11/15/29(k)(m)	U.S.$	5,909	$5,676,333
5.75%, 10/01/22		7,591	7,791,387
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		16,442	16,798,430
H&E Equipment Services, Inc. 5.625%, 9/01/25(c)		3,225	3,401,746
HRG Group, Inc. 7.875%, 7/15/19		12,371	12,505,287
Laureate Education, Inc. 8.25%, 5/01/25(c)		8,033	8,615,441

			83,874,862

Services – 1.6%
APX Group, Inc. 7.875%, 12/01/22		11,855	12,786,756
8.75%, 12/01/20		9,846	10,086,498
Aramark Services, Inc. 5.125%, 1/15/24		1,484	1,566,653
Carlson Travel, Inc. 6.75%, 12/15/23(c)		4,253	4,202,423
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(c)		7,458	7,905,241
CSVC Acquisition Corp. 7.75%, 6/15/25(c)		9,748	9,517,684
eDreams ODIGEO SA 8.50%, 8/01/21(c)	EUR	10,172	12,825,964
Gartner, Inc. 5.125%, 4/01/25(c)	U.S.$	3,489	3,681,673
GEO Group, Inc. (The) 5.125%, 4/01/23		1,054	1,066,049
5.875%, 1/15/22-10/15/24		4,401	4,556,842
6.00%, 4/15/26		3,549	3,709,986
IHS Markit Ltd. 5.00%, 11/01/22(c)		3,524	3,777,654
iPayment, Inc. 10.75%, 4/15/24(c)		5,950	6,702,503
KAR Auction Services, Inc. 5.125%, 6/01/25(c)		3,422	3,542,287
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(c)		1,840	1,894,736
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(c)		21,208	23,501,136
Ritchie Bros Auctioneers, Inc. 5.375%, 1/15/25(c)		2,521	2,653,282

abfunds.com	AB HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sabre GLBL, Inc. 5.25%, 11/15/23(c)	U.S.$	3,595	$3,763,595
5.375%, 4/15/23(c)		4,041	4,227,250
Service Corp. International/US 7.50%, 4/01/27		1,575	1,881,394
Team Health Holdings, Inc. 6.375%, 2/01/25(c)(g)		5,939	5,472,515

			129,322,121

Technology – 1.5%
Amkor Technology, Inc. 6.375%, 10/01/22		10,924	11,294,761
Ascend Learning LLC 6.875%, 8/01/25(c)		2,256	2,362,623
Avaya, Inc. 10.50%, 3/01/21(c)(d)(h)(i)		94,592	5,675,520
BMC Software Finance, Inc. 8.125%, 7/15/21(c)		15,535	15,940,836
BMC Software, Inc. 7.25%, 6/01/18		223	227,317
Boxer Parent Co., Inc. 9.00% (9.00% Cash or 9.75% PIK), 10/15/19(b)(c)		5,529	5,531,715
CDW LLC/CDW Finance Corp. 5.50%, 12/01/24		1,272	1,409,456
Conduent Finance, Inc./Conduent Business Services LLC 10.50%, 12/15/24(c)		12,109	14,324,596
CURO Financial Technologies Corp. 12.00%, 3/01/22(c)		6,779	7,415,657
Dell International LLC/EMC Corp. 7.125%, 6/15/24(c)		2,133	2,355,690
Dell, Inc. 6.50%, 4/15/38		8,083	8,267,907
Goodman Networks, Inc. 8.00%, 5/11/22(d)		3,001	2,285,501
Infor US, Inc. 6.50%, 5/15/22		7,478	7,795,680
Micron Technology, Inc. 5.25%, 8/01/23-1/15/24(c)		5,769	6,049,040
5.50%, 2/01/25		3,367	3,582,842
Quintiles IMS, Inc. 3.25%, 3/15/25(c)	EUR	5,672	6,855,738
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(c)	U.S.$	6,460	7,351,790
Symantec Corp. 5.00%, 4/15/25(c)		4,918	5,139,059

34 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Western Digital Corp. 10.50%, 4/01/24	U.S.$	4,967	$5,827,945

			119,693,673

Transportation - Airlines – 0.0%
UAL Pass-Through Trust Series 2007-1A 6.636%, 7/02/22		1,382	1,500,849

Transportation - Services – 1.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(c)		5,359	5,271,198
5.50%, 4/01/23		4,745	4,761,190
CEVA Group PLC 9.00%, 9/01/21(c)		10,987	10,112,017
EC Finance PLC 5.125%, 7/15/21(c)	EUR	4,232	5,055,992
Europcar Groupe SA 5.75%, 6/15/22(c)(g)		5,802	7,147,071
Herc Rentals, Inc. 7.75%, 6/01/24(c)	U.S.$	10,101	11,083,373
Hertz Corp. (The) 5.50%, 10/15/24(c)		20,340	18,368,139
5.875%, 10/15/20		3,084	3,065,163
7.625%, 6/01/22(c)		1,557	1,619,624
Loxam SAS 3.50%, 4/15/22(c)	EUR	1,102	1,351,456
4.25%, 4/15/24(c)		540	674,877
United Rentals North America, Inc. 5.50%, 5/15/27	U.S.$	5,208	5,580,992
5.875%, 9/15/26		2,375	2,588,232
XPO CNW, Inc. 6.70%, 5/01/34		13,854	13,787,570
XPO Logistics, Inc. 6.125%, 9/01/23(c)		2,430	2,560,984

			93,027,878

			2,436,058,474

Financial Institutions – 6.2%
Banking – 4.3%
Allied Irish Banks PLC Series E 7.375%, 12/03/20(c)(n)	EUR	1,819	2,415,503
Ally Financial, Inc. 4.125%, 3/30/20	U.S.$	505	521,823
8.00%, 11/01/31		6,998	9,191,894

abfunds.com	AB HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco Bilbao Vizcaya Argentaria SA 6.75%, 2/18/20(c)(n)	EUR	1,800	$2,269,710
8.875%, 4/14/21(c)(n)		18,200	25,469,071
Banco Santander SA 6.25%, 3/12/19-9/11/21(c)(n)		5,600	7,086,230
6.75%, 4/25/22(c)(n)		6,200	8,259,202
Bank of America Corp. Series AA 6.10%, 3/17/25(n)	U.S.$	7,966	8,882,090
Series X 6.25%, 9/05/24(n)		521	580,634
Series Z 6.50%, 10/23/24(n)		4,009	4,584,600
Bank of Ireland 7.375%, 6/18/20(c)(n)	EUR	7,475	9,865,432
Barclays Bank PLC 6.86%, 6/15/32(c)(n)	U.S.$	838	1,011,932
7.70%, 4/25/18(c)(n)		10,164	10,395,790
Barclays PLC 7.25%, 3/15/23(c)(n)	GBP	1,754	2,553,946
8.00%, 12/15/20(n)	EUR	13,777	18,583,904
Citigroup, Inc. 5.95%, 1/30/23(n)	U.S.$	14,778	16,120,759
Series M 6.30%, 5/15/24(n)		7,000	7,651,994
Countrywide Capital III Series B 8.05%, 6/15/27		11,735	14,900,551
Credit Agricole SA 7.589%, 1/30/20(c)(n)	GBP	4,950	7,317,263
8.125%, 12/23/25(c)(n)	U.S.$	13,944	16,763,007
Credit Suisse Group AG 6.25%, 12/18/24(c)(n)		7,786	8,519,278
7.50%, 12/11/23(c)(n)		22,086	25,702,582
Dresdner Funding Trust I 8.151%, 6/30/31(c)		816	1,065,884
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(n)		10,696	10,694,075
Intesa Sanpaolo SpA 3.928%, 9/15/26(c)	EUR	1,378	1,781,954
5.017%, 6/26/24(c)	U.S.$	3,634	3,722,030
5.71%, 1/15/26(c)		4,338	4,601,421
Lloyds Banking Group PLC 6.413%, 10/01/35(c)(n)		3,709	4,264,163
6.657%, 5/21/37(c)(n)		1,801	2,094,660
7.50%, 6/27/24(n)		3,535	4,064,338
7.625%, 6/27/23(c)(n)	GBP	1,596	2,414,738

36 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Macquarie Bank Ltd./London 6.125%, 3/08/27(c)(n)	U.S.$	256	$268,790
Royal Bank of Scotland Group PLC 2.001% (EURIBOR 3 Month + 2.33%), 12/31/17(c)(l)(n)	EUR	650	737,277
8.00%, 8/10/25(n)	U.S.$	1,847	2,115,258
8.625%, 8/15/21(n)		21,538	24,549,895
Series U 3.655% (LIBOR 3 Month + 2.32%), 9/30/27(l)(n)		6,400	6,226,202
SNS Bank NV Series E 11.25%, 12/31/49(d)(e)(i)(n)	EUR	1,001	5,149
Societe Generale SA 7.375%, 9/13/21(c)(n)	U.S.$	7,501	8,251,100
8.00%, 9/29/25(c)(n)		11,901	13,864,665
Standard Chartered PLC 2.888% (LIBOR 3 Month + 1.51%), 1/30/27(c)(l)(n)		3,500	3,035,379
7.50%, 4/02/22(c)(n)		4,541	4,978,403
7.75%, 4/02/23(c)(n)		1,988	2,204,646
SunTrust Banks, Inc. Series G 5.05%, 6/15/22(n)		6,334	6,494,111
UBS Group AG 7.00%, 2/19/25(c)(n)		14,430	16,538,613
UniCredit SpA 9.25%, 6/03/22(c)(n)	EUR	7,199	10,289,087
Zions Bancorporation 5.65%, 11/15/23	U.S.$	2,289	2,361,021

			345,270,054

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(d)(i)		1,600	94,000
Series G 4.80%, 3/13/14(d)(i)(o)		1,800	106,920
LPL Holdings, Inc. 5.75%, 9/15/25(c)		11,023	11,466,202

			11,667,122

Finance – 0.9%
Enova International, Inc. 8.50%, 9/01/24(c)		5,687	5,748,112
9.75%, 6/01/21		7,745	8,257,231
goeasy Ltd. 7.875%, 11/01/22(c)		3,593	3,674,924

abfunds.com	AB HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ILFC E-Capital Trust II 4.61% (H15T 30 Year + 1.80%), 12/21/65(c)(p)	U.S.$	1,500	$1,451,250
Lincoln Finance Ltd. 6.875%, 4/15/21(c)	EUR	6,507	8,012,281
Navient Corp. 4.875%, 6/17/19	U.S.$	5,837	6,000,687
5.50%, 1/15/19-1/25/23		2,213	2,277,462
5.875%, 3/25/21		1,779	1,869,653
6.50%, 6/15/22		4,183	4,445,425
6.625%, 7/26/21		4,403	4,716,538
7.25%, 1/25/22		1,638	1,786,509
8.00%, 3/25/20		8,274	9,128,994
SLM Corp. 5.125%, 4/05/22		3,828	3,967,010
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(c)		12,384	11,426,011

			72,762,087

Insurance – 0.4%
Galaxy Bidco Ltd. 6.375%, 11/15/20(c)	GBP	4,512	6,105,837
Genworth Holdings, Inc. 3.318% (LIBOR 3 Month + 2.00%), 11/15/66(l)	U.S.$	809	379,219
7.625%, 9/24/21		4,725	4,560,305
Liberty Mutual Group, Inc. 7.80%, 3/15/37(c)		14,759	18,720,891

			29,766,252

Other Finance – 0.4%
Creditcorp 12.00%, 7/15/18(a)		6,205	5,398,350
Intrum Justitia AB 2.75%, 7/15/22(c)	EUR	7,260	8,669,601
3.125%, 7/15/24(c)		3,630	4,334,116
LHC3 PLC 4.125%, 8/15/24(b)(c)		1,336	1,608,382
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(c)	U.S.$	8,240	8,369,788
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.75%, 6/15/22(c)		781	811,787

			29,192,024

REITS – 0.1%
FelCor Lodging LP 5.625%, 3/01/23		5,333	5,514,434

38 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27	U.S.$	1,605	$1,645,964
5.25%, 8/01/26		971	1,011,105
5.50%, 5/01/24		1,696	1,792,206

			9,963,709

			498,621,248

Utility – 1.1%
Electric – 1.1%
AES Corp./VA 4.875%, 5/15/23		826	845,442
Calpine Corp. 5.375%, 1/15/23		14,307	13,907,921
5.50%, 2/01/24		5,320	5,087,915
5.75%, 1/15/25		2,463	2,336,582
ContourGlobal Power Holdings SA 5.125%, 6/15/21(c)	EUR	8,608	10,513,339
DPL, Inc. 6.75%, 10/01/19	U.S.$	1,280	1,347,117
Dynegy, Inc. 7.375%, 11/01/22		14,096	15,133,564
7.625%, 11/01/24		5,105	5,577,212
NRG Energy, Inc. 6.25%, 7/15/22-5/01/24		5,426	5,733,024
6.625%, 3/15/23		5,121	5,300,752
NRG Yield Operating LLC 5.375%, 8/15/24		4,311	4,497,761
Talen Energy Supply LLC 4.60%, 12/15/21		13,164	12,036,359
6.50%, 6/01/25		3,859	3,356,462
Texas Competitive/TCEH 11.50%, 10/01/20(a)(d)(e)(f)(i)		2,679	– 0	–

			85,673,450

Natural Gas – 0.0%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		1,722	1,719,822

			87,393,272

Total Corporates – Non-Investment Grade (cost $2,971,007,445)			3,022,072,994

GOVERNMENTS – TREASURIES – 20.1%
Brazil – 0.4%
Brazil Letras do Tesouro Nacional Series LTN Zero Coupon, 1/01/19	BRL	99,500	28,054,419

abfunds.com	AB HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Colombia – 0.3%
Colombia Government International Bond 7.75%, 4/14/21	COP	12,390,000	$4,305,995
Colombian TES Series B 7.00%, 5/04/22		44,013,200	15,017,630
10.00%, 7/24/24		7,000,000	2,751,033

			22,074,658

Indonesia – 1.7%
Indonesia Treasury Bond 9.50%, 5/17/41(c)	IDR	68,280,000	6,023,743
Series FR53 8.25%, 7/15/21		314,387,000	24,548,691
Series FR56 8.375%, 9/15/26		137,891,000	11,164,977
Series FR59 7.00%, 5/15/27		520,914,000	39,046,842
Series FR70 8.375%, 3/15/24		458,667,000	36,563,151
Series FR73 8.75%, 5/15/31		280,537,000	23,228,145

			140,575,549

Malaysia – 0.5%
Malaysia Government Bond Series 511 3.58%, 9/28/18	MYR	174,300	41,349,304

Mexico – 3.3%
Mexican Bonos Series M 6.50%, 6/10/21	MXN	1,850,506	94,596,133
8.00%, 6/11/20		717,879	38,258,541
Series M 20 7.50%, 6/03/27		675,218	35,618,112
10.00%, 12/05/24		1,615,324	97,515,690

			265,988,476

Russia – 0.9%
Russian Federal Bond – OFZ Series 6209 7.60%, 7/20/22	RUB	254,534	4,398,372
Series 6212 7.05%, 1/19/28		1,271,800	21,098,657
Series 6217 7.50%, 8/18/21		2,509,448	43,100,456

			68,597,485

40 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

South Africa – 0.3%
Republic of South Africa Government Bond Series 2048 8.75%, 2/28/48	ZAR	80,816	$4,992,582
Series R186 10.50%, 12/21/26		175,448	13,460,495
Series R204 8.00%, 12/21/18		16,800	1,195,498
Series R213 7.00%, 2/28/31		31,576	1,786,195

			21,434,770

United States – 12.6%
U.S. Treasury Bonds 6.125%, 11/15/27(q)(r)	U.S.$	203,500	272,149,463
6.125%, 8/15/29		50,000	69,078,125
6.25%, 5/15/30		53,350	75,356,875
7.25%, 8/15/22(r)		22,756	28,217,440
8.00%, 11/15/21(r)		100,000	123,781,250
8.75%, 8/15/20(g)		130,000	154,964,056
U.S. Treasury Notes 0.875%, 4/15/19(r)		18,680	18,504,875
1.25%, 3/31/21(r)		37,421	36,725,202
2.125%, 8/31/20(r)		6,300	6,370,875
2.25%, 8/15/27		240,000	237,375,000

			1,022,523,161

Uruguay – 0.1%
Uruguay Government International Bond 8.50%, 3/15/28(c)	UYU	176,233	6,042,597
9.875%, 6/20/22(c)		138,362	5,034,399

			11,076,996

Total Governments – Treasuries (cost $1,629,675,133)			1,621,674,818

COLLATERALIZED MORTGAGE OBLIGATIONS – 8.3%
Risk Share Floating Rate – 6.8%
Bellemeade Re II Ltd. Series 2016-1A, Class B1 13.238% (LIBOR 1 Month + 12.00%), 4/25/26(a)(l)	U.S.$	2,331	2,526,990
Series 2016-1A, Class M2B 7.738% (LIBOR 1 Month + 6.50%), 4/25/26(a)(l)		18,852	19,331,229
Bellemeade Re Ltd. Series 2015-1A, Class M2 5.538% (LIBOR 1 Month + 4.30%), 7/25/25(a)(l)		4,297	4,379,459

abfunds.com	AB HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 8.388% (LIBOR 1 Month + 7.15%), 7/25/23(l)	U.S.$	8,995	$10,958,658
Series 2013-DN2, Class M2 5.488% (LIBOR 1 Month + 4.25%), 11/25/23(l)		7,100	7,830,076
Series 2014-DN1, Class M3 5.738% (LIBOR 1 Month + 4.50%), 2/25/24(l)		13,021	15,033,362
Series 2014-DN2, Class M3 4.838% (LIBOR 1 Month + 3.60%), 4/25/24(l)		5,376	5,920,229
Series 2014-DN3, Class M3 5.238% (LIBOR 1 Month + 4.00%), 8/25/24(l)		9,630	10,405,237
Series 2014-DN4, Class M3 5.788% (LIBOR 1 Month + 4.55%), 10/25/24(l)		1,746	1,901,323
Series 2014-HQ1, Class M3 5.338% (LIBOR 1 Month + 4.10%), 8/25/24(l)		9,416	10,264,403
Series 2014-HQ2, Class M3 4.988% (LIBOR 1 Month + 3.75%), 9/25/24(l)		3,045	3,425,125
Series 2014-HQ3, Class M3 5.988% (LIBOR 1 Month + 4.75%), 10/25/24(l)		9,550	10,560,231
Series 2015-DN1, Class B 12.738% (LIBOR 1 Month + 11.50%), 1/25/25(l)		14,582	21,129,343
Series 2015-DN1, Class M3 5.388% (LIBOR 1 Month + 4.15%), 1/25/25(l)		8,572	9,241,637
Series 2015-DNA2, Class B 8.788% (LIBOR 1 Month + 7.55%), 12/25/27(l)		16,208	19,627,760
Series 2015-DNA3, Class B 10.588% (LIBOR 1 Month + 9.35%), 4/25/28(l)		7,575	9,804,590
Series 2015-HQ1, Class M3 5.038% (LIBOR 1 Month + 3.80%), 3/25/25(l)		3,380	3,667,211
Series 2015-HQ2, Class B 9.188% (LIBOR 1 Month + 7.95%), 5/25/25(l)		295	353,024

42 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-HQA1, Class B 10.038% (LIBOR 1 Month + 8.80%), 3/25/28(l)	U.S.$	9,157	$10,981,713
Series 2015-HQA1, Class M3 5.938% (LIBOR 1 Month + 4.70%), 3/25/28(l)		8,335	9,471,605
Series 2015-HQA2, Class B 11.738% (LIBOR 1 Month + 10.50%), 5/25/28(l)		6,981	8,777,482
Series 2016-DNA1, Class M3 6.788% (LIBOR 1 Month + 5.55%), 7/25/28(l)		4,225	4,930,811
Series 2016-DNA2, Class B 11.738% (LIBOR 1 Month + 10.50%), 10/25/28(l)		5,072	6,884,563
Series 2016-DNA2, Class M3 5.888% (LIBOR 1 Month + 4.65%), 10/25/28(l)		3,862	4,376,495
Series 2016-DNA3, Class B 12.488% (LIBOR 1 Month + 11.25%), 12/25/28(l)		3,873	5,344,725
Series 2016-DNA4, Class B 9.838% (LIBOR 1 Month + 8.60%), 3/25/29(l)		1,836	2,221,949
Series 2016-HQA1, Class B 13.988% (LIBOR 1 Month + 12.75%), 9/25/28(l)		2,999	4,186,057
Series 2016-HQA1, Class M3 7.588% (LIBOR 1 Month + 6.35%), 9/25/28(l)		11,066	13,297,956
Series 2016-HQA2, Class B 12.738% (LIBOR 1 Month + 11.50%), 11/25/28(l)		2,954	3,850,138
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 6.488% (LIBOR 1 Month + 5.25%), 10/25/23(l)		7,285	8,401,407
Series 2014-C01, Class M2 5.638% (LIBOR 1 Month + 4.40%), 1/25/24(l)		9,535	10,740,684
Series 2014-C03, Class 1M2 4.238% (LIBOR 1 Month + 3.00%), 7/25/24(l)		10,103	10,673,924
Series 2015-C01, Class 1M2 5.538% (LIBOR 1 Month + 4.30%), 2/25/25(l)		18,266	19,640,869

abfunds.com	AB HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C01, Class 2M2 5.788% (LIBOR 1 Month + 4.55%), 2/25/25(l)	U.S.$	4,935	$5,270,957
Series 2015-C02, Class 1M2 5.238% (LIBOR 1 Month + 4.00%), 5/25/25(l)		4,857	5,203,873
Series 2015-C02, Class 2M2 5.238% (LIBOR 1 Month + 4.00%), 5/25/25(l)		9,982	10,568,673
Series 2015-C03, Class 1M2 6.238% (LIBOR 1 Month + 5.00%), 7/25/25(l)		18,172	20,080,213
Series 2015-C03, Class 2M2 6.238% (LIBOR 1 Month + 5.00%), 7/25/25(l)		13,996	15,300,670
Series 2015-C04, Class 1M2 6.938% (LIBOR 1 Month + 5.70%), 4/25/28(l)		13,079	14,739,849
Series 2015-C04, Class 2M2 6.788% (LIBOR 1 Month + 5.55%), 4/25/28(l)		7,116	7,890,908
Series 2016-C01, Class 1B 12.988% (LIBOR 1 Month + 11.75%), 8/25/28(l)		4,068	5,897,991
Series 2016-C01, Class 1M2 7.988% (LIBOR 1 Month + 6.75%), 8/25/28(l)		11,933	14,153,637
Series 2016-C01, Class 2M2 8.188% (LIBOR 1 Month + 6.95%), 8/25/28(l)		3,870	4,576,706
Series 2016-C02, Class 1B 13.488% (LIBOR 1 Month + 12.25%), 9/25/28(l)		2,899	4,223,936
Series 2016-C02, Class 1M2 7.238% (LIBOR 1 Month + 6.00%), 9/25/28(l)		22,977	26,552,773
Series 2016-C03, Class 1B 12.988% (LIBOR 1 Month + 11.75%), 10/25/28(l)		7,144	10,054,189
Series 2016-C03, Class 2M2 7.138% (LIBOR 1 Month + 5.90%), 10/25/28(l)		22,833	26,206,861
Series 2016-C04, Class 1B 11.488% (LIBOR 1 Month + 10.25%), 1/25/29(l)		10,778	14,202,182
Series 2016-C05, Class 2B 11.988% (LIBOR 1 Month + 10.75%), 1/25/29(l)		11,315	14,221,291

44 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C05, Class 2M2 5.688% (LIBOR 1 Month + 4.45%), 1/25/29(l)	U.S.$	15,479	$17,046,756
Series 2016-C06, Class 1B 10.488% (LIBOR 1 Month + 9.25%), 4/25/29(l)		8,528	10,661,903
Series 2016-C07, Class 2B 10.738% (LIBOR 1 Month + 9.50%), 5/25/29(l)		10,061	11,936,001
Series 2016-C07, Class 2M2 5.588% (LIBOR 1 Month + 4.35%), 5/25/29(l)		4,949	5,415,013
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 6.738% (LIBOR 1 Month + 5.50%), 10/25/25(c)(l)		7,768	8,770,625
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.488% (LIBOR 1 Month + 5.25%), 11/25/25(a)(l)		6,014	6,825,039
Series 2015-WF1, Class 2M2 6.738% (LIBOR 1 Month + 5.50%), 11/25/25(a)(l)		3,333	3,962,319

			553,902,630

Non-Agency Fixed Rate – 1.3%
Alternative Loan Trust Series 2005-11CB, Class 2A7 5.50%, 6/25/35		3,998	3,910,429
Series 2005-46CB, Class A2 5.50%, 10/25/35		216	207,626
Series 2005-46CB, Class A20 5.50%, 10/25/35		169	162,495
Series 2005-46CB, Class A3 5.50%, 10/25/35		527	507,277
Series 2005-46CB, Class A4 5.25%, 10/25/35		232	220,643
Series 2005-46CB, Class A7 5.50%, 10/25/35		409	393,319
Series 2005-J14, Class A8 5.50%, 12/25/35		3,349	2,847,318
Series 2006-19CB, Class A15 6.00%, 8/25/36		530	474,069
Series 2006-19CB, Class A24 6.00%, 8/25/36		341	304,740

abfunds.com	AB HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2006-24CB, Class A15 5.75%, 6/25/36	U.S.$	3,809	$3,211,048
Series 2006-24CB, Class A16 5.75%, 6/25/36		728	613,931
Series 2006-26CB, Class A6 6.25%, 9/25/36		312	257,391
Series 2006-26CB, Class A8 6.25%, 9/25/36		1,177	972,656
Series 2006-2CB, Class A11 6.00%, 3/25/36		1,504	1,239,195
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		3,224	2,661,448
Series 2006-42, Class 1A6 6.00%, 1/25/47		1,481	1,247,514
Series 2006-HY12, Class A5 3.37%, 8/25/36		6,792	6,954,680
Series 2006-J1, Class 1A10 5.50%, 2/25/36		1,778	1,617,161
Series 2006-J5, Class 1A1 6.50%, 9/25/36		1,304	1,087,526
Series 2007-13, Class A2 6.00%, 6/25/47		4,860	4,178,801
Series 2007-15CB, Class A19 5.75%, 7/25/37		732	653,020
Series 2007-16CB, Class 1A7 6.00%, 8/25/37		903	885,062
BCAP LLC Trust Series 2009-RR13, Class 17A3 5.876%, 4/26/37(c)		2,819	2,187,452
Bear Stearns ARM Trust Series 2007-3, Class 1A1 3.667%, 5/25/47		1,184	1,128,522
Series 2007-4, Class 22A1 3.601%, 6/25/47		4,321	4,202,501
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(c)		4,623	3,781,617
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		746	573,931
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		6,183	5,894,187
Series 2007-AR4, Class 1A1A 3.356%, 3/25/37		918	886,967
Series 2010-3, Class 2A2 6.00%, 8/25/37(c)		2,360	2,046,025

46 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37	U.S.$	1,437	$1,310,865
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-17, Class A2 6.00%, 12/25/36		3,175	2,731,501
Series 2007-4, Class 1A39 6.00%, 5/25/37		2,232	1,823,300
Series 2007-HY4, Class 1A1 3.499%, 9/25/47		1,336	1,248,058
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(c)		675	547,294
Series 2010-9R, Class 1A5 4.00%, 8/27/37(c)		3,438	3,498,096
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		1,671	1,393,610
First Horizon Alternative Mortgage Securities Trust Series 2006-AA3, Class A1 3.239%, 6/25/36		1,105	1,018,668
Series 2006-FA1, Class 1A3 5.75%, 4/25/36		1,838	1,536,173
Series 2006-FA3, Class A9 6.00%, 7/25/36		1,381	1,184,862
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		1,575	1,420,924
Series 2007-12, Class 3A22 6.00%, 8/25/37		420	357,508
New Century Alternative Mortgage Loan Trust Series 2006-ALT2, Class AF6A 5.133%, 10/25/36		6,904	4,413,530
Nomura Resecuritization Trust Series 2010-5RA, Class 1A7 6.50%, 10/26/37(c)		6,644	5,734,713
Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 4.28%, 9/25/35		3,139	2,643,187
Series 2005-QS14, Class 3A1 6.00%, 9/25/35		2,390	2,270,937
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36		899	796,902

abfunds.com	AB HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2007-A1, Class A8 6.00%, 3/25/37	U.S.$	1,168	$831,707
Series 2007-A5, Class 2A3 6.00%, 5/25/37		381	335,036
Structured Adjustable Rate Mortgage Loan Trust Series 2006-9, Class 4A1 3.472%, 10/25/36		1,271	1,183,123
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-7, Class A4 4.342%, 9/25/36		2,148	1,106,996
Series 2006-9, Class A4 4.824%, 10/25/36		2,192	1,145,355
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37		1,414	1,347,825
Wells Fargo Mortgage Backed Securities Trust Series 2007-10, Class 1A8 6.00%, 7/25/37		1,246	1,239,918
Series 2007-AR7, Class A1 3.66%, 12/28/37		6,180	5,983,324

			102,411,963

Non-Agency Floating Rate – 0.2%
Alternative Loan Trust Series 2007-7T2, Class A3 1.838% (LIBOR 1 Month + 0.60%), 4/25/37(l)		3,171	1,532,023
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 1.838% (LIBOR 1 Month + 0.60%), 8/25/37(l)		731	542,576
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 1.488% (LIBOR 1 Month + 0.25%), 4/25/37(l)		1,764	1,008,245
Lehman Mortgage Trust Series 2007-1, Class 3A1 1.488% (LIBOR 1 Month + 0.25%), 2/25/37(l)		2,924	688,278
Series 2007-1, Class 3A2 6.012% (7.25%-LIBOR 1 Month), 2/25/37(l)(s)		2,924	831,879

48 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-16N, Class 2A2 2.088% (LIBOR 1 Month + 0.85%), 9/25/47(l)	U.S.$	1,052	$966,505
Morgan Stanley Mortgage Loan Trust Series 2006-9AR, Class A2 1.388% (LIBOR 1 Month + 0.15%), 8/25/36(l)		9,404	4,914,678
PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 1.398% (LIBOR 1 Month + 0.16%), 2/25/37(l)		1,085	961,865
Series 2007-2, Class 1A3 1.568% (LIBOR 1 Month + 0.33%), 5/25/37(l)		1,177	1,121,307
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 2.444% (12MTA + 1.50%), 8/25/47(l)		2,683	2,520,537

			15,087,893

Total Collateralized Mortgage Obligations (cost $602,334,605)			671,402,486

EMERGING MARKETS – TREASURIES – 6.8%
Argentina – 1.5%
Argentina POM Politica Monetaria Series POM 26.25% (ARPP7DRR + 0.00%), 6/21/20(l)	ARS	91,311	5,542,611
Argentine Bonos del Tesoro 15.50%, 10/17/26		286,917	16,922,880
16.00%, 10/17/23		595,534	33,921,818
18.20%, 10/03/21		785,174	45,393,746
21.20%, 9/19/18		350,256	19,450,849

			121,231,904

Brazil – 2.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21-1/01/27	BRL	636,150	197,895,043

Dominican Republic – 0.4%
Dominican Republic International Bond 10.50%, 1/17/20(a)	DOP	347,740	7,527,910
12.00%, 1/20/22(a)		347,740	7,785,431

abfunds.com	AB HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

15.95%, 6/04/21(a)	DOP	52,700	$1,326,361
16.00%, 7/10/20(a)		563,400	13,771,068

			30,410,770

Sri Lanka – 0.5%
Sri Lanka Government Bonds 10.25%, 3/15/25	LKR	844,000	5,458,551
Series A 11.50%, 12/15/21-5/15/23		4,539,000	30,961,889
11.75%, 6/15/27		786,000	5,508,677

			41,929,117

Turkey – 2.0%
Turkey Government Bond 10.60%, 2/11/26	TRY	34,355	8,603,289
11.00%, 2/24/27		352,069	90,046,345
11.10%, 5/15/19		231,859	59,985,774

			158,635,408

Total Emerging Markets – Treasuries (cost $570,996,708)			550,102,242

CORPORATES – INVESTMENT GRADE – 6.6%
Industrial – 3.3%
Basic – 0.5%
Anglo American Capital PLC 4.125%, 4/15/21(c)	U.S.$	780	814,698
4.75%, 4/10/27(c)		4,031	4,257,925
4.875%, 5/14/25(c)		1,287	1,377,550
Braskem Finance Ltd. 6.45%, 2/03/24		4,037	4,596,730
FMG Resources (August 2006) Pty Ltd. 9.75%, 3/01/22(c)		3,420	3,828,711
Fresnillo PLC 5.50%, 11/13/23(c)		3,774	4,146,683
Glencore Finance Canada Ltd. 6.00%, 11/15/41(c)		1,464	1,711,431
Glencore Funding LLC 4.625%, 4/29/24(c)		1,733	1,849,934
Minsur SA 6.25%, 2/07/24(c)		10,297	11,426,869
Mosaic Co. (The) 5.625%, 11/15/43		1,170	1,224,495
Southern Copper Corp. 7.50%, 7/27/35		1,500	1,983,750
WestRock MWV LLC 8.20%, 1/15/30		2,940	4,119,998

			41,338,774

50 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.2%
General Electric Co. Series D 5.00%, 1/21/21(n)	U.S.$	12,108	$12,624,455
Lafarge SA 7.125%, 7/15/36		2,640	3,429,246
Masco Corp. 5.95%, 3/15/22		2,124	2,381,637

			18,435,338

Communications - Media – 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464%, 7/23/22		5,865	6,193,458
4.908%, 7/23/25		6,755	7,183,530
5.375%, 5/01/47(c)		2,993	3,031,224
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		2,500	3,317,040
Cox Communications, Inc. 4.50%, 6/30/43(c)		882	819,501
4.70%, 12/15/42(c)		1,692	1,625,340
Viacom, Inc. 4.375%, 3/15/43		18,000	15,319,278

			37,489,371

Communications - Telecommunications – 0.4%
AT&T, Inc. 5.15%, 2/14/50		7,353	7,243,984
5.45%, 3/01/47		15,428	16,095,091
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(c)		10,842	10,986,199

			34,325,274

Consumer Cyclical - Automotive – 0.3%
General Motors Co. 5.20%, 4/01/45		2,490	2,549,215
5.40%, 4/01/48		8,747	9,238,389
6.25%, 10/02/43		852	985,277
6.75%, 4/01/46		7,041	8,598,328
General Motors Financial Co., Inc. 4.00%, 1/15/25		3,873	3,967,071

			25,338,280

abfunds.com	AB HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.0%
Royal Caribbean Cruises Ltd. 7.25%, 3/15/18	U.S.$	1,000	$1,018,897

Consumer Cyclical - Other – 0.0%
Owens Corning 7.00%, 12/01/36		2,579	3,364,241

Consumer Cyclical - Retailers – 0.0%
AutoNation, Inc. 6.75%, 4/15/18		349	356,497

Consumer Non-Cyclical – 0.2%
BRF SA 4.75%, 5/22/24(c)		2,447	2,511,968
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		332	364,642
Teva Pharmaceutical Finance Netherlands II BV 1.25%, 3/31/23(c)	EUR	1,850	2,050,306
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26(g)	U.S.$	11,191	9,903,252

			14,830,168

Energy – 0.6%
Anadarko Petroleum Corp. 8.70%, 3/15/19		2,000	2,172,424
Cenovus Energy, Inc. 3.00%, 8/15/22		495	489,850
3.80%, 9/15/23		280	285,128
4.45%, 9/15/42		4,289	3,912,846
6.75%, 11/15/39		373	441,858
Ecopetrol SA 5.375%, 6/26/26		1,886	2,015,191
5.875%, 5/28/45		6,355	6,307,337
Energy Transfer LP 7.60%, 2/01/24		3,200	3,773,110
Energy Transfer LP/Regency Energy Finance Corp. 4.50%, 11/01/23		2,301	2,417,334
5.00%, 10/01/22		971	1,047,683
Husky Energy, Inc. 6.15%, 6/15/19		5,000	5,311,940
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		2,969	3,817,000

52 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.80%, 8/01/31	U.S.$	2,662	$3,427,988
Marathon Oil Corp. 5.20%, 6/01/45		2,577	2,669,579
6.60%, 10/01/37		974	1,148,670
Marathon Petroleum Corp. 4.75%, 9/15/44		437	442,079
TransCanada PipeLines Ltd. 3.525% (LIBOR 3 Month + 2.21%), 5/15/67(l)		2,500	2,309,910
Williams Partners LP 5.10%, 9/15/45		4,227	4,527,210

			46,517,137

Services – 0.1%
Verisk Analytics, Inc. 5.50%, 6/15/45		4,150	4,726,261

Technology – 0.5%
Activision Blizzard, Inc. 6.125%, 9/15/23(c)		2	2,132
Dell International LLC/EMC Corp. 6.02%, 6/15/26(c)		7,586	8,468,859
8.35%, 7/15/46(c)		2,793	3,609,612
Hewlett Packard Enterprise Co. 6.35%, 10/15/45		1,573	1,675,254
Seagate HDD Cayman 4.75%, 1/01/25		9,684	9,609,540
4.875%, 3/01/24(c)		2,387	2,413,290
4.875%, 6/01/27		9,183	8,970,414
Western Digital Corp. 7.375%, 4/01/23(c)		5,989	6,548,744

			41,297,845

Transportation - Airlines – 0.0%
America West Airlines Pass-Through Trust Series 1999-1G, Class G 7.93%, 1/02/19		590	610,231
Northwest Airlines Pass-Through Trust Series 2000-1, Class G 7.15%, 10/01/19(e)		260	275,821

			886,052

			269,924,135

Financial Institutions – 2.9%
Banking – 1.3%
ABN AMRO Bank NV Series E 6.25%, 4/27/22(c)		1,122	1,263,854
BNP Paribas SA 7.625%, 3/30/21(c)(n)		8,053	9,028,702

abfunds.com	AB HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BPCE SA 5.70%, 10/22/23(c)	U.S.$	241	$269,112
DNB Bank ASA 6.50%, 3/26/22(c)(n)		11,090	12,106,521
HSBC Holdings PLC 3.60%, 5/25/23		3,652	3,805,114
4.75%, 7/04/29(c)(n)	EUR	6,679	8,434,396
6.00%, 9/29/23(c)(n)		6,152	8,473,279
ICICI Bank Ltd./Dubai 4.80%, 5/22/19(c)	U.S.$	5,980	6,180,527
Intesa Sanpaolo SpA 2.75%, 3/20/20(c)	EUR	3,602	4,456,466
4.00%, 5/20/19(c)		3,510	4,343,459
JPMorgan Chase & Co. Series V 5.00%, 7/01/19(n)	U.S.$	2,638	2,718,090
Morgan Stanley 4.10%, 5/22/23		10,912	11,465,904
Nationwide Building Society 4.00%, 9/14/26(c)		10,266	10,337,564
PNC Financial Services Group, Inc. (The) Series R 4.85%, 6/01/23(n)		3,888	4,030,075
Regions Bank/Birmingham AL 6.45%, 6/26/37		5,300	6,584,513
Santander Holdings USA, Inc. 4.40%, 7/13/27(c)		8,119	8,363,276
US Bancorp Series J 5.30%, 4/15/27(n)		4,924	5,402,125

			107,262,977

Brokerage – 0.1%
GFI Group, Inc. 8.375%, 7/19/18		2,367	2,461,924
SUAM Finance BV 4.875%, 4/17/24(c)		4,867	5,201,606

			7,663,530

Finance – 0.1%
International Lease Finance Corp. 5.875%, 4/01/19		2,300	2,418,190
8.25%, 12/15/20		5,011	5,842,280

			8,260,470

Insurance – 1.1%
Allstate Corp. (The) 6.50%, 5/15/57		10,811	12,999,881

54 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

American International Group, Inc. 6.82%, 11/15/37	U.S.$	1,938	$2,486,123
8.175%, 5/15/58		7,301	9,951,431
Aon Corp. 8.205%, 1/01/27		2,495	3,275,004
Chubb Corp. (The) 3.609% (LIBOR 3 Month + 2.25%), 4/15/37(l)		10,937	10,887,248
Lincoln National Corp. 8.75%, 7/01/19		186	205,726
MetLife Capital Trust IV 7.875%, 12/15/37(c)		1,765	2,374,075
MetLife, Inc. 6.40%, 12/15/36		9,700	11,184,498
10.75%, 8/01/39		3,495	5,840,617
Nationwide Mutual Insurance Co. 3.61% (LIBOR 3 Month + 2.29%), 12/15/24(c)(l)		5,000	4,979,685
9.375%, 8/15/39(c)		4,546	7,597,634
Prudential Financial, Inc. 5.625%, 6/15/43		13,000	14,117,259
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,836	3,846,444

			89,745,625

REITS – 0.3%
EPR Properties 5.75%, 8/15/22		3,445	3,798,457
7.75%, 7/15/20		3,036	3,408,842
Senior Housing Properties Trust 6.75%, 12/15/21		4,500	5,019,512
VEREIT Operating Partnership LP 4.875%, 6/01/26		1,847	1,973,937
Weyerhaeuser Co. 7.375%, 3/15/32		3,308	4,594,491
8.50%, 1/15/25		1,000	1,316,454

			20,111,693

			233,044,295

Utility – 0.4%
Electric – 0.4%
Consorcio Transmantaro SA 4.375%, 5/07/23(c)		14,103	14,631,862
EDP Finance BV 4.90%, 10/01/19(c)		416	436,900
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(c)		7,654	7,821,661

abfunds.com	AB HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Empresas Publicas de Medellin ESP 7.625%, 7/29/19(c)	U.S.$	1,277	$1,388,738
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(c)		5,373	5,769,259
Southern California Edison Co. Series E 6.25%, 2/01/22(n)		3,300	3,706,398

			33,754,818

Total Corporates – Investment Grade (cost $488,203,859)			536,723,248

EMERGING MARKETS – SOVEREIGNS – 6.3%
Angola – 0.3%
Angolan Government International Bond 9.50%, 11/12/25(c)		15,979	17,390,858
Republic of Angola Via Northern Lights III BV 7.00%, 8/17/19(c)		2,465	2,538,950

			19,929,808

Argentina – 1.2%
Argentine Republic Government International Bond 6.25%, 4/22/19		5,009	5,249,432
6.875%, 4/22/21-1/26/27		56,063	61,145,902
7.82%, 12/31/33	EUR	24,935	33,402,765

			99,798,099

Bahrain – 0.2%
Bahrain Government International Bond 6.75%, 9/20/29(c)	U.S.$	8,215	8,194,463
7.00%, 10/12/28(c)		7,504	7,700,980

			15,895,443

Belarus – 0.0%
Republic of Belarus International Bond 6.875%, 2/28/23(c)		1,321	1,403,563

Cameroon – 0.1%
Republic of Cameroon International Bond 9.50%, 11/19/25(c)		7,229	8,566,365

Dominican Republic – 0.5%
Dominican Republic International Bond 5.95%, 1/25/27(c)		9,637	10,359,775
6.85%, 1/27/45(c)		9,000	10,012,500
6.875%, 1/29/26(c)		652	744,910

56 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.45%, 4/30/44(c)	U.S.$	5,621	$6,667,911
8.625%, 4/20/27(c)		12,151	14,687,522

			42,472,618

Ecuador – 0.3%
Ecuador Government International Bond 7.95%, 6/20/24(c)		4,350	4,388,062
9.65%, 12/13/26(c)		2,405	2,591,388
10.50%, 3/24/20(c)		9,204	9,987,509
10.75%, 3/28/22(c)		6,443	7,288,644

			24,255,603

Egypt – 0.3%
Egypt Government International Bond 6.125%, 1/31/22(c)		22,826	23,824,638

El Salvador – 0.1%
El Salvador Government International Bond 5.875%, 1/30/25(c)		4,000	3,940,000
6.375%, 1/18/27(c)		145	143,731
7.375%, 12/01/19(c)		1,495	1,551,063
7.625%, 9/21/34(c)		872	931,950
7.65%, 6/15/35(c)		263	273,520
7.75%, 1/24/23(c)		3,494	3,751,682
8.625%, 2/28/29(c)		759	858,619

			11,450,565

Ethiopia – 0.0%
Ethiopia International Bond 6.625%, 12/11/24(c)		2,303	2,372,090

Gabon – 0.2%
Gabon Government International Bond 6.375%, 12/12/24(c)		14,182	13,906,229
6.95%, 6/16/25(c)		5,600	5,593,000

			19,499,229

Honduras – 0.1%
Honduras Government International Bond 6.25%, 1/19/27(c)		7,528	8,111,420

Iraq – 0.1%
Iraq International Bond 5.80%, 1/15/28(c)		533	502,353
6.752%, 3/09/23(c)		3,362	3,370,405

			3,872,758

abfunds.com	AB HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ivory Coast – 0.5%
Ivory Coast Government International Bond 5.125%, 6/15/25(c)	EUR	588	$723,459
5.75%, 12/31/32(c)	U.S.$	12,752	12,544,298
6.125%, 6/15/33(c)		4,086	4,045,140
6.375%, 3/03/28(c)		20,691	21,466,913

			38,779,810

Jamaica – 0.2%
Jamaica Government International Bond 7.625%, 7/09/25		2,302	2,779,665
7.875%, 7/28/45		7,519	9,314,161

			12,093,826

Jordan – 0.1%
Jordan Government International Bond 5.75%, 1/31/27(c)		4,536	4,530,330

Kenya – 0.0%
Kenya Government International Bond 5.875%, 6/24/19(c)		3,124	3,213,815

Lebanon – 0.1%
Lebanon Government International Bond Series G 6.60%, 11/27/26(c)		3,840	3,696,000

Mongolia – 0.2%
Mongolia Government International Bond 5.125%, 12/05/22(c)		14,564	14,454,770

Nigeria – 0.0%
Nigeria Government International Bond 7.875%, 2/16/32(c)		2,864	3,139,660

Pakistan – 0.1%
Pakistan Government International Bond 7.25%, 4/15/19(c)		7,468	7,778,295

Senegal – 0.1%
Senegal Government International Bond 6.25%, 5/23/33(c)		3,575	3,695,656
8.75%, 5/13/21(c)		3,102	3,590,565

			7,286,221

Serbia – 0.0%
Serbia International Bond 6.75%, 11/01/24(c)		320	326,238

58 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.00%, 1/14/19(c)	U.S.$	3,825	$3,944,531
6.125%, 6/03/25(c)		2,800	2,988,328
6.20%, 5/11/27(c)		4,509	4,783,057

			11,715,916

Turkey – 0.6%
Turkey Government International Bond 4.875%, 10/09/26-4/16/43		25,240	22,738,874
5.625%, 3/30/21		6,615	6,978,825
6.00%, 3/25/27		15,457	16,287,814
7.375%, 2/05/25		1,649	1,894,289

			47,899,802

Ukraine – 0.6%
Ukraine Government International Bond 7.75%, 9/01/22-9/01/27(c)		42,888	45,398,156

Venezuela – 0.2%
Venezuela Government International Bond 7.00%, 3/31/38(c)		538	172,160
7.65%, 4/21/25(c)		6,636	2,173,318
9.25%, 9/15/27		34,020	12,502,418
9.25%, 5/07/28(c)		1,500	495,000
9.375%, 1/13/34		5,472	1,846,832

			17,189,728

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(c)		9,236	9,882,520

Total Emerging Markets – Sovereigns (cost $489,390,904)			508,837,286

EMERGING MARKETS – CORPORATE BONDS – 3.8%
Industrial – 3.4%
Basic – 0.8%
Consolidated Energy Finance SA 6.75%, 10/15/19(c)		7,342	7,470,485
6.875%, 6/15/25(c)		6,560	6,936,268
Elementia SAB de CV 5.50%, 1/15/25(c)		2,208	2,268,720
First Quantum Minerals Ltd. 7.00%, 2/15/21(c)		1,371	1,423,825
7.25%, 5/15/22-4/01/23(c)		9,687	10,156,261
Petra Diamonds US Treasury PLC 7.25%, 5/01/22(c)		3,391	3,362,373

abfunds.com	AB HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Samarco Mineracao SA 4.125%, 11/01/22(c)(h)(i)	U.S.$	493	$288,405
5.75%, 10/24/23(c)(h)(i)		1,162	679,770
Stillwater Mining Co. 6.125%, 6/27/22(c)		10,250	10,421,688
7.125%, 6/27/25(c)		7,880	8,103,831
Vedanta Resources PLC 6.375%, 7/30/22(c)		12,566	13,131,470

			64,243,096

Capital Goods – 0.3%
CIMPOR Financial Operations BV 5.75%, 7/17/24(c)		7,640	7,238,900
Ferreycorp SAA 4.875%, 4/26/20(c)		2,131	2,169,313
Grupo Cementos de Chihuahua SAB de CV 5.25%, 6/23/24(c)		830	849,712
Odebrecht Finance Ltd. 4.375%, 4/25/25(c)		537	204,060
5.25%, 6/27/29(c)		9,173	3,394,010
7.125%, 6/26/42(c)		17,280	6,480,000
8.25%, 4/25/18(c)	BRL	5,903	1,535,975

			21,871,970

Communications - Telecommunications – 0.5%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(c)	U.S.$	6,131	6,460,633
Digicel Group Ltd. 7.125%, 4/01/22(c)		1,134	1,069,022
8.25%, 9/30/20(c)		14,000	13,860,000
Digicel Ltd. 6.00%, 4/15/21(c)		3,750	3,689,062
6.75%, 3/01/23(c)		3,270	3,225,037
Millicom International Cellular SA 5.125%, 1/15/28(c)		1,588	1,599,869
6.00%, 3/15/25(c)		2,963	3,133,373
MTN Mauritius Investment Ltd. 6.50%, 10/13/26(c)		5,701	6,157,080

			39,194,076

Consumer Cyclical - Other – 0.1%
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(c)		2,594	2,667,968
Studio City Co., Ltd. 5.875%, 11/30/19(c)		5,102	5,346,345

60 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wynn Macau Ltd. 4.875%, 10/01/24(c)	U.S.$	1,345	$1,367,191
5.50%, 10/01/27(c)		2,160	2,186,613

			11,568,117

Consumer Cyclical - Retailers – 0.1%
K2016470219 (South Africa) Ltd. 3.00%, 12/31/22(a)(b)(d)		4,785	239,245
K2016470260 (South Africa) Ltd. 25.00%, 12/31/22(a)(b)(d)		1,100	1,072,566
Prime Bloom Holdings Ltd. 7.50%, 12/19/19(c)		4,200	4,252,500

			5,564,311

Consumer Non-Cyclical – 0.4%
Central American Bottling Corp. 5.75%, 1/31/27(c)		5,759	6,073,384
Cosan Ltd. 5.95%, 9/20/24(c)		2,144	2,215,790
Marfrig Holdings Europe BV 6.875%, 6/24/19(c)		5,432	5,615,330
8.00%, 6/08/23(c)		4,150	4,330,006
Minerva Luxembourg SA 6.50%, 9/20/26(c)		10,492	10,880,204
Tonon Luxembourg SA 7.25%, 1/24/20(a)(b)(d)(h)(i)		6,378	709,580
USJ Acucar e Alcool SA 9.875% (9.875% Cash or 12.00% PIK), 11/09/21(b)(c)		1,500	1,209,023
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(a)(h)(i)		13,674	700,778
10.875%, 1/13/20(a)(h)(i)		2,500	687,487
11.75%, 2/09/22(a)(h)(i)		13,613	697,653

			33,119,235

Energy – 1.0%
Azure Power Energy Ltd. 5.50%, 11/03/22(c)		6,780	7,000,350
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20(j)		14,659	20,522,341
Petrobras Global Finance BV 5.999%, 1/27/28(c)		6,199	6,275,750
6.125%, 1/17/22		9,590	10,366,790
6.25%, 3/17/24		11,304	12,133,148
6.85%, 6/05/15		2,958	2,809,065
8.75%, 5/23/26		4,683	5,657,977

abfunds.com	AB HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

YPF SA 6.95%, 7/21/27(c)	U.S.$	6,759	$7,219,626
16.50%, 5/09/22(c)	ARS	130,377	6,927,312

			78,912,359

Other Industrial – 0.0%
Noble Group Ltd. 6.75%, 1/29/20(c)	U.S.$	8,993	3,713,138

Technology – 0.1%
IHS Netherlands Holdco BV 9.50%, 10/27/21(c)		4,200	4,452,000

Transportation - Airlines – 0.0%
Guanay Finance Ltd. 6.00%, 12/15/20(c)		3,484	3,557,876

Transportation - Services – 0.1%
Rumo Luxembourg SARL 7.375%, 2/09/24(c)		5,242	5,724,264

			271,920,442

Financial Institutions – 0.4%
Banking – 0.3%
Akbank Turk AS 7.20%, 3/16/27(c)		4,012	4,137,375
Banco do Brasil SA/Cayman 9.00%, 6/18/24(c)(n)		8,303	9,112,542
Turkiye Vakiflar Bankasi TAO 5.50%, 10/27/21(c)		5,964	5,971,455
8.00%, 11/01/27(c)		12,500	12,862,500

			32,083,872

Finance – 0.1%
Unifin Financiera SAB de CV SOFOM ENR 7.00%, 1/15/25(c)		4,281	4,475,786

			36,559,658

Utility – 0.0%
Electric – 0.0%
AES El Salvador Trust II 6.75%, 3/28/23(c)		1,220	1,155,950

Total Emerging Markets – Corporate Bonds (cost $333,711,681)			309,636,050

62 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 3.0%
Industrial – 3.0%
Basic – 0.2%
Berry Global, Inc. (fka Berry Plastics Corporation) 3.488% (LIBOR 1 Month + 2.25%), 1/06/21(t)	U.S.$	5,056	$5,078,582
Foresight Energy LLC 7.083% (LIBOR 3 Month + 5.75%), 3/28/22(t)		4,149	3,906,425
Unifrax I LLC 5.083% (LIBOR 3 Month + 3.75%), 4/04/24(d)(t)		3,342	3,362,510

			12,347,517

Capital Goods – 0.3%
Accudyne Industries Borrower S.C.A. / Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 5.083% (LIBOR 3 Month + 3.75%), 8/18/24(t)		5,750	5,791,546
Avolon TLB Borrower 1 (US) LLC 3.488% (LIBOR 1 Month + 2.25%), 3/21/22(t)		6,954	7,006,186
Gardner Denver, Inc. 4.083% (LIBOR 3 Month + 2.75%), 7/30/24(t)		4,547	4,571,949
GFL Environmental Inc. 4.083% (LIBOR 3 Month + 2.75%), 9/29/23(t)		2,290	2,295,273
HD Supply Waterworks, LTD. 4.455% (LIBOR 6 Month + 3.00%), 8/01/24(d)(t)		1,505	1,514,406
Transdigm Inc. 4.24% (LIBOR 1 Month + 3.00%), 6/09/23(t)		1,167	1,171,326
4.33% (LIBOR 3 Month + 3.00%), 6/09/23(t)		1,167	1,171,326
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 3.992% (LIBOR 1 Month + 2.75%), 3/03/23(t)		589	593,897

			24,115,909

Communications - Telecommunications – 0.1%
West Corporation 5.242% (LIBOR 1 Month + 4.00%), 10/10/24(t)		8,496	8,511,591

abfunds.com	AB HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 5.24% (LIBOR 3 Month + 4.00%), 8/07/20(d)(t)	U.S.$	3,533	$3,532,900

Consumer Cyclical - Entertainment – 0.1%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 4.333% (LIBOR 3 Month + 3.00%), 4/01/24(t)		4,919	4,826,580

Consumer Cyclical - Other – 0.3%
Caesars Resort Collection, LLC 10/02/24(u)		10,648	10,712,658
La Quinta Intermediate Holdings L.L.C. 4.109% (LIBOR 3 Month + 2.75%), 4/14/21(t)		8,169	8,201,680
Scientific Games International, Inc. 4.49% (LIBOR 1 Month + 3.25%), 8/14/24(t)		2,486	2,514,002
4.52% (LIBOR 2 Month + 3.25%), 8/14/24(t)		2,486	2,514,002

			23,942,342

Consumer Cyclical - Retailers – 0.3%
Burlington Coat Factory Warehouse Corporation 3.99% (LIBOR 3 Month + 2.75%), 8/13/21(t)		579	580,041
Harbor Freight Tools USA, Inc. 4.492% (LIBOR 1 Month + 3.25%), 8/18/23(t)		2,024	2,035,628
J.C. Penney Corporation, Inc. 5.568% (LIBOR 3 Month + 4.25%), 6/23/23(t)		6,772	6,197,876
Michaels Stores, Inc. 3.99% (LIBOR 1 Month + 2.75%), 1/30/23(t)		2,484	2,485,141
Neiman Marcus Group Inc., The 4.488% (LIBOR 1 Month + 3.25%), 10/25/20(t)		1,330	1,042,580
Serta Simmons Bedding, LLC 9.312% (LIBOR 3 Month + 8.00%), 11/08/24(t)		15,106	14,274,974

			26,616,240

64 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.6%
Acadia Healthcare Company, Inc. 3.99% (LIBOR 1 Month + 2.75%), 2/16/23(t)	U.S.$	2,546	$2,558,128
3.99% (LIBOR 1 Month + 2.75%), 2/11/22(d)(t)		511	513,437
Air Medical Group Holdings, Inc. 9/07/24(u)		5,409	5,432,901
5.24% (LIBOR 1 Month + 4.00%), 4/28/22(t)		13,508	13,558,727
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 9.083% (LIBOR 3 Month + 7.75%), 9/26/25(d)(t)		10,987	10,698,267
Arbor Pharmaceuticals, LLC 6.333% (LIBOR 3 Month + 5.00%), 7/05/23(d)(t)		7,173	7,182,041
Mallinckrodt International Finance S.A. 4.083% (LIBOR 3 Month + 2.75%), 9/24/24(t)		6,265	6,278,758
Vizient, Inc. 4.742% (LIBOR 1 Month + 3.50%), 2/13/23(t)		2,462	2,477,226

			48,699,485

Energy – 0.2%
California Resources Corporation 11.612% (LIBOR 1 Month + 10.38%), 12/31/21(t)		12,618	13,511,261
Chesapeake Energy Corporation 8.814% (LIBOR 3 Month + 7.50%), 8/23/21(t)		4,080	4,372,414

			17,883,675

Other Industrial – 0.2%
Avantor Performance Materials Holdings, Inc. 9/20/24(u)		6,492	6,525,938
Travelport Finance (Luxembourg) SARL 4.061% (LIBOR 3 Month + 2.75%), 9/02/21(t)		9,471	9,479,076

			16,005,014

Services – 0.1%
iPayment, Inc. 7.35% (LIBOR 3 Month + 6.00%), 4/11/23(d)(t)		3,686	3,722,620

abfunds.com	AB HIGH INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sedgwick Claims Management Services, Inc. 3.992% (LIBOR 1 Month + 2.75%), 3/01/21(t)	U.S.$	5,137	$5,159,344

			8,881,964

Technology – 0.6%
Avaya Inc. 5.87% (LIBOR 3 Month + 4.50%), 1/26/18(t)		5,480	4,537,659
6.62% (LIBOR 3 Month + 5.25%), 5/29/20(h)(i)(t)		25,576	21,206,611
6.87% (LIBOR 3 Month + 5.50%), 3/31/18(h)(i)(t)		1,166	965,589
8.74% (LIBOR 1 Month + 7.50%), 1/24/18(t)		1,369	1,371,502
8.74% (LIBOR 1 Month + 7.50%), 1/24/18(t)		1,369	1,371,502
Conduent Incorporated 4.242% (LIBOR 1 Month + 3.00%), 12/07/23(t)		1,502	1,513,861
Solera, LLC (Solera Finance, Inc.) 4.492% (LIBOR 1 Month + 3.25%), 3/03/23(t)		13,864	13,963,834

			44,930,558

Total Bank Loans (cost $239,341,021)			240,293,775

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.5%
Non-Agency Fixed Rate CMBS – 1.4%
225 Liberty Street Trust Series 2016-225L, Class E 4.649%, 2/10/36(c)(d)		5,344	5,348,188
Bear Stearns Commercial Mortgage Securities Trust Series 2007-T26, Class AJ 5.531%, 1/12/45(d)		1,550	1,416,127
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.781%, 4/10/46(v)		10,928	490,417
Series 2015-GC31, Class D 4.063%, 6/10/48(d)		1,416	1,105,226
Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class XA 2.00%, 10/15/45(v)		48,452	3,718,444

66 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Commercial Mortgage Trust Series 2012-CR1, Class XA 1.879%, 5/15/45(v)	U.S.$	20,122	$1,396,851
Series 2012-CR5, Class XA 1.708%, 12/10/45(v)		10,698	628,868
Series 2012-LC4, Class XA 2.21%, 12/10/44(c)(v)		30,333	2,107,988
Series 2013-LC6, Class XA 1.59%, 1/10/46(v)		47,750	2,684,385
Series 2014-CR15, Class XA 1.262%, 2/10/47(v)		12,228	486,514
Series 2014-CR20, Class XA 1.164%, 11/10/47(v)		53,223	2,988,737
Series 2014-LC15, Class D 4.944%, 4/10/47(c)(d)		8,500	7,359,256
Series 2014-LC17, Class D 3.687%, 10/10/47(c)(d)		7,603	5,222,726
Series 2015-DC1, Class D 4.353%, 2/10/48(c)(d)		3,500	2,695,104
DBUBS Mortgage Trust Series 2011-LC2A, Class D 5.542%, 7/10/44(c)(d)		2,500	2,625,305
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.561%, 2/10/46(v)		4,705	293,965
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.399%, 8/10/44(c)(d)		7,937	8,503,938
Series 2013-GC13, Class D 4.066%, 7/10/46(c)(d)		1,500	1,390,505
Series 2014-GC18, Class D 4.944%, 1/10/47(c)(d)		4,503	3,855,894
Series 2014-GC20, Class D 4.859%, 4/10/47(c)(d)		995	707,556
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class D 5.212%, 6/15/45(c)(d)		5,000	5,094,551
Series 2012-CBX, Class E 5.212%, 6/15/45(c)(d)		6,521	6,550,745
JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.668%, 11/15/48(d)		5,050	5,097,460
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41(d)		8	7,831

abfunds.com	AB HIGH INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 1.679%, 11/15/45(c)(v)	U.S.$	32,816	$2,100,567
Series 2014-C19, Class D 3.25%, 12/15/47(c)(d)		4,130	3,295,214
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.66%, 12/10/45(c)(v)		3,478	223,470
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.247%, 6/15/44(c)(d)(p)		2,576	2,537,297
Series 2012-C6, Class D 5.58%, 4/15/45(c)(d)		3,450	3,416,342
Series 2012-C7, Class XA 1.445%, 6/15/45(c)(v)		7,310	374,848
Series 2012-C8, Class E 4.894%, 8/15/45(c)(d)		6,905	6,698,108
Series 2014-C20, Class D 3.986%, 5/15/47(c)(d)		9,377	7,173,467
Series 2014-C21, Class D 3.497%, 8/15/47(c)(d)		10,000	7,843,920
Series 2014-C23, Class D 3.992%, 10/15/57(c)(d)		13,722	10,993,091

			116,432,905

Non-Agency Floating Rate CMBS – 0.1%
CLNS Trust Series 2017-IKPR, Class F 5.737% (LIBOR 1 Month + 4.50%), 6/11/32(c)(d)(l)		7,273	7,309,255

Total Commercial Mortgage-Backed Securities (cost $127,475,962)			123,742,160

		Shares
COMMON STOCKS – 1.5%
Financials – 0.6%
Diversified Financial Services – 0.1%
iPayment, Inc.(d)(e)(f)(i)		10,243,837	6,556,056

Insurance – 0.5%
Mt. Logan Re Ltd. (Preference Shares) (Series 3)(d)(i)(j)(w)		12,695	13,237,302

68 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Mt. Logan Re Ltd. (Preference Shares) (Series 4)(d)(i)(j)	25,000	$25,487,575

		38,724,877

		45,280,933

Energy – 0.6%
Oil, Gas & Consumable Fuels – 0.6%
Berry Pete Corp.(d)(e)(i)	650,423	5,040,778
CHC Group LLC(i)(j)	255,317	1,787,219
Chesapeake Energy Corp.(i)	180,496	703,934
Halcon Resources Corp.(i)	67,837	446,368
Linn Energy, Inc.(i)	138,471	5,338,057
Oasis Petroleum, Inc.(i)	108,058	1,021,148
Paragon Offshore Ltd. (Trust A)(d)(e)(i)	62,040	67,189
Paragon Offshore Ltd. (Trust B)(d)(e)(i)	93,060	1,768,140
Paragon Offshore Ltd. (Equity)(d)(e)(i)	62,039	1,013,283
Peabody Energy Corp.(i)	496,294	15,330,522
SandRidge Energy, Inc.(i)	141,947	2,664,345
Tervita Corp.(d)(e)(f)(i)	125,625	900,730
Vantage Drilling International(e)(i)	30,215	5,589,775
Whiting Petroleum Corp.(i)	481,802	2,895,630

		44,567,118

Consumer Discretionary – 0.2%
Auto Components – 0.0%
Exide Technologies(d)(f)(i)(j)	332,502	1,309,194

Automobiles – 0.0%
Liberty Tire Recycling LLC(d)(e)(f)(i)	128,591	– 0	–

Diversified Consumer Services – 0.1%
Laureate Education, Inc. – Class A(i)	806,061	10,777,036

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment Corp.(i)	69,118	895,078

Internet & Direct Marketing Retail – 0.1%
Travelport Worldwide Ltd.	362,599	5,689,178

Multiline Retail – 0.0%
K201640219 (South Africa) Ltd. A Shares(d)(e)(f)(i)	64,873,855	65
K201640219 (South Africa) Ltd. B Shares(d)(e)(f)(i)	10,275,684	10

		75

		18,670,561

abfunds.com	AB HIGH INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

Industrials – 0.1%
Building Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(d)(e)(f)(i)		13	$163,826

Machinery – 0.1%
Modular Space Corp.(a)(i)		518,216	7,825,062

Technology – 0.0%
Smart Modular Technologies, Inc.(e)(f)(i)		29,269	918,168

			8,907,056

Materials – 0.0%
Metals & Mining – 0.0%
Neenah Enterprises, Inc.(d)(e)(f)(i)		49,578	46,108

Information Technology – 0.0%
IT Services – 0.0%
Goodman Networks, Inc.(d)(e)(f)(i)		179,376	– 0	–

Total Common Stocks (cost $137,032,868)			117,471,776

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 1.0%
Brazil – 0.7%
Brazil Notas do Tesouro Nacional Series B 6.00%, 5/15/45-8/15/50	BRL	55,327	56,463,641

Colombia – 0.2%
Fideicomiso PA Costera 6.25%, 1/15/34(c)	COP	7,580,000	2,578,952
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35(a)(d)		36,247,335	12,511,202

			15,090,154

Mexico – 0.1%
Mexican Udibonos Series S 4.00%, 11/30/28	MXN	197,926	10,925,407

Total Inflation-Linked Securities (cost $72,713,491)			82,479,202

70 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

PREFERRED STOCKS – 1.0%
Industrial – 0.8%
Capital Goods – 0.6%
Tervita Corp. 0.00%(d)(e)(f)(i)	7,165,266	$51,374,863

Communications - Telecommunications – 0.1%
Centaur Funding Corp. 9.08%(c)	6,280	7,249,475

Energy – 0.1%
Berry Petroleum Co. LLC 0.00%(d)(e)(i)	538,628	5,565,643

Technology – 0.0%
Goodman Networks, Inc. 0.00%(d)(e)(f)(i)	213,415	853,660

		65,043,641

Financial Institutions – 0.2%
Banking – 0.1%
GMAC Capital Trust I 8.125%	51,850	1,361,581
Santander Finance Preferred SAU 6.80%	67,000	1,751,380

		3,112,961

Diversified Financial Services – 0.1%
iPayment, Inc. 0.00%(d)(e)(f)(i)	65,602	6,560,193

Insurance – 0.0%
Hartford Financial Services Group, Inc. (The) 7.875%	102,401	3,064,862

REITS – 0.0%
Hersha Hospitality Trust 6.875%	64,000	1,624,000

		14,362,016

Utility – 0.0%
Electric – 0.0%
SCE Trust III 5.75%	60,000	1,613,400

Total Preferred Stocks (cost $68,147,014)		81,019,057

abfunds.com	AB HIGH INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.7%
Other ABS - Fixed Rate – 0.5%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25(a)(d)(e)	U.S.$	17,531	$5,522,161
Series 2016-5, Class R Zero Coupon, 9/25/28(a)(d)(e)		73	3,670,745
Series 2017-2, Class R Zero Coupon, 2/25/26(a)(d)(e)		84	6,506,867
Series 2017-3, Class R Zero Coupon, 5/25/26(a)(d)(e)		56	6,768,311
Series 2017-4, Class R1 Zero Coupon, 5/26/26(a)(d)(e)		56	6,098,320
Series 2017-5, Class R1 Zero Coupon, 9/25/26(a)(d)(e)		80	8,413,600
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 5/25/46(c)(d)		4,704	4,971,054

			41,951,058

Home Equity Loans - Fixed Rate – 0.1%
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36(d)		965	589,909
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35(d)		2,108	2,094,189
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35(d)		1,703	1,458,920
Series 2006-6, Class AF4 6.121%, 3/25/36(d)		3,969	2,089,092
Series 2006-6, Class AF5 6.241%, 3/25/36(d)		3,212	1,689,088
Series 2006-10, Class AF3 5.985%, 6/25/36(d)		1,632	857,078
Lehman XS Trust Series 2006-17, Class WF32 5.55%, 11/25/36(d)		416	412,885
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36(d)		1,550	731,175
Series 2007-8XS, Class A2 6.00%, 4/25/37(d)		4,875	3,005,376

			12,927,712

72 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Autos - Fixed Rate – 0.1%
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(c)	U.S.$	3,890	$4,086,742

Home Equity Loans - Floating Rate – 0.0%
Lehman XS Trust Series 2007-6, Class 3A5 4.912%, 5/25/37(d)(l)		363	582,184

Total Asset-Backed Securities (cost $60,236,008)			59,547,696

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.7%
Argentina – 0.7%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(c)		8,149	8,434,215
9.125%, 3/16/24(c)		23,904	27,886,780
25.83% (BADLAR + 3.83%), 5/31/22(l)	ARS	200,200	11,549,898
Provincia de Cordoba 7.125%, 6/10/21(c)	U.S.$	4,503	4,851,982

Total Local Governments – Regional Bonds (cost $47,847,630)			52,722,875

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Indonesia – 0.1%
Majapahit Holding BV 7.875%, 6/29/37(c)		5,600	7,592,088

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 4.40%, 4/30/23(c)		6,200	6,347,250

Mexico – 0.2%
Petroleos Mexicanos 4.625%, 9/21/23		6,359	6,505,257
5.375%, 3/13/22(c)		3,805	4,036,725
5.50%, 1/21/21		4,910	5,216,875

			15,758,857

Venezuela – 0.0%
Petroleos de Venezuela SA 6.00%, 11/15/26(c)		5,000	1,375,000

abfunds.com	AB HIGH INCOME FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

9.75%, 5/17/35(c)	U.S.$	2,755	$991,820

			2,366,820

Total Quasi-Sovereigns (cost $30,894,507)			32,065,015

WHOLE LOAN TRUSTS – 0.4%
Performing Asset – 0.4%
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(d)(e)(f)		137	136,837
16.00%, 1/01/21(d)(e)(f)	MXN	87,527	4,565,404
AlphaCredit Capital, SA de CV 17.25%, 8/06/19(d)(f)		24,954	1,301,615
Deutsche Bank Mexico SA 8.00%, 10/31/34(d)(e)(f)(p)		37,292	1,196,840
8.00%, 10/31/34(d)(e)(f)		79,335	2,546,170
Flexpath Wh I LLC 13.00%, 10/23/20(d)(e)(f)	U.S.$	2,580	893,357
Series B 11.00%, 4/01/21(d)(e)(f)		2,102	1,133,464
Series B2 11.00%, 1/01/22(d)(e)(f)		3,618	2,120,210
Series B3 11.00%, 9/01/22(d)(e)(f)		661	461,477
Recife Funding Zero Coupon, 11/05/29(d)(e)(f)		9,586	8,082,900
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-9/30/21(d)(e)(f)		7,986	5,063,361
Sheridan Consumer Finance Trust 10.86%, 3/01/21(d)(e)(f)(l)		4,100	3,792,351

Total Whole Loan Trusts (cost $43,300,377)			31,293,986

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.1%
United States – 0.1%
State of California Series 2010 7.60%, 11/01/40		1,200	1,883,172
7.625%, 3/01/40		1,250	1,922,800
7.95%, 3/01/36		2,235	2,521,482
State of Illinois Series 2010 7.35%, 7/01/35		4,120	4,815,745

Total Local Governments – US Municipal Bonds (cost $8,854,995)			11,143,199

74 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 0.1%
CLO - Floating Rate – 0.1%
Carlyle Global Market Strategies CLO Ltd. Series 2014-3A, Class D1 6.417% (LIBOR 3 Month + 5.10%), 7/27/26(c)(d)(l)	U.S.$	1,000	$1,001,514
Series 2016-1A, Class C 6.207% (LIBOR 3 Month + 4.90%), 4/20/27(c)(d)(l)		1,800	1,828,600
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 7.628% (LIBOR 3 Month + 6.30%), 7/18/30(c)(d)(l)		2,424	2,398,638
OZLM VIII Ltd. Series 2014-8A, Class D 6.303% (LIBOR 3 Month + 4.95%), 10/17/26(c)(d)(l)		3,450	3,453,216

Total Collateralized Loan Obligations (cost $8,103,109)			8,681,968

GOVERNMENTS – SOVEREIGN BONDS – 0.0%
Indonesia – 0.0%
Indonesia Government International Bond 8.50%, 10/12/35(c) (cost $1,859,959)		1,645	2,454,587

		Shares
INVESTMENT COMPANIES – 0.0%
Funds and Investment Trusts –0.0%
Calibrate Real Estate Fund(e)(f)(i)(w) (cost $1,490,950)		11,474	2,085,684

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
MXN/USD Expiration: Aug 2018; Contracts: 1,442,875,000; Exercise Price: MXN 17.50; Counterparty: Credit Suisse International(i)	MXN	1,442,875,000	400,160

abfunds.com	AB HIGH INCOME FUND | 75

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

SEK/EUR Expiration: Mar 2018; Contracts: 1,314,022,500; Exercise Price: SEK 9.45; Counterparty: Citibank, NA(i)	SEK	1,314,022,500	$684,036
TRY/EUR Expiration: Jan 2018; Contracts: 148,001,673; Exercise Price: TRY 4.24; Counterparty: Goldman Sachs Bank USA(i)	TRY	148,001,673	62,384
TRY/USD Expiration: Jan 2018; Contracts: 301,484,000; Exercise Price: TRY 3.68; Counterparty: Citibank, NA(i)	TRY	301,484,000	338,077
ZAR/USD Expiration: Dec 2017; Contracts: 540,169,200; Exercise Price: ZAR 13.22; Counterparty: Bank of America, NA(i)	ZAR	540,169,200	117,404
ZAR/USD Expiration: Dec 2017; Contracts: 530,855,000; Exercise Price: ZAR 13.00; Counterparty: JPMorgan Chase Bank, NA(i)	ZAR	530,855,000	77,645

			1,679,706

Options on Indices – 0.0%
S&P 500 Index 3M5Y Expiration: Jan 2018; Contracts: 648,280,000; Exercise Price: USD 2,493.00; Counterparty: Morgan Stanley Capital Services LLC(i)	USD	648,280,000	241,160

Total Options Purchased – Puts (premiums paid $5,804,141)			1,920,866

		Shares
WARRANTS – 0.0%
Encore Automotive Acceptance, expiring 7/05/31(d)(e)(f)(i)		44	– 0	–
FairPoint Communications, Inc., expiring 1/24/18(d)(e)(f)(i)		6,740	– 0	–
Flexpath Capital, Inc., expiring 4/15/31(d)(e)(f)(i)		189,795	– 0	–

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PORTFOLIO OF INVESTMENTS (continued)

		Shares		U.S. $ Value

iPayment Holdings, Inc., expiring 12/29/22(d)(e)(f)(i)		1,515,784		$36,530
Midstates Petroleum Co., Inc., expiring 4/21/20(e)(i)		259,925		155,955
SandRidge Energy, Inc., A-CW22, expiring 10/03/22(i)		302,868		272,581
SandRidge Energy, Inc., B-CW22, expiring 10/03/22(i)		130,363		104,291

Total Warrants (cost $4,527,301)				569,357

SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.85%(x)(y)(z) (cost $68,968,658)		68,968,658		68,968,658

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 0.6%
Egypt – 0.6%
Citigroup Global Markets Holdings, Inc./United States Series E Zero Coupon, 1/25/18-3/08/18(c)	EGP	288,593		15,466,467
Series G Zero Coupon, 1/25/18(c)		313,900		17,087,262
HSBC Bank PLC Zero Coupon, 11/02/17(c)		129,050		7,283,376
Zero Coupon, 2/01/18		129,050		7,003,643

Total Emerging Markets – Sovereigns (cost $43,480,521)				46,840,748

Time Deposits – 0.3%
Barclays, London 0.60%, 11/01/17	U.S.$	22,476		22,476,110
BBH, Grand Cayman (0.568)%, 11/01/17	EUR	11		12,398
0.005%, 11/01/17	HKD	– 0 –	**	4
0.05%, 11/01/17	NOK	425		51,999
0.15%, 11/01/17	CAD	– 0 –	**	1
0.491%, 11/01/17	AUD	– 0 –	**	82
0.95%, 11/01/17	NZD	– 0 –	**	202

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sumitomo, Tokyo 0.05%, 11/01/17	GBP	1,183	$1,571,830
Wells Fargo, Grand Cayman 7.00%, 11/01/17	ZAR	29,020	2,052,524

Total Time Deposits (cost $26,163,755)			26,165,150

GOVERNMENTS – TREASURIES – 0.3%
Egypt – 0.3%
Egypt Treasury Bills Series 273D Zero Coupon, 1/30/18-2/13/18	EGP	339,250	18,273,988
Series 364D Zero Coupon, 2/06/18-2/20/18		99,550	5,357,926

Total Governments – Treasuries (cost $23,412,960)			23,631,914

Total Short-Term Investments (cost $162,025,894)			165,606,470

Total Investments – 101.8% (cost $8,104,975,562)			8,233,546,797
Other assets less liabilities – (1.8)%			(144,960,438)

Net Assets – 100.0%			$8,088,586,359

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Nikkei 225 (CME) Futures	222	December 2017	USD	1	$21,750,450	$24,874,650	$3,124,200
U.S. T-Note 5 Yr (CBT) Futures	2,545	December 2017	USD	254,500	300,854,454	298,242,188	(2,612,266)
Sold Contracts
U.S. Long Bond (CBT) Futures	1,013	December 2017	USD	101,300	156,366,052	154,450,845	1,915,207
U.S. T-Note 10 Yr (CBT) Futures	300	December 2017	USD	30,000	37,958,203	37,481,250	476,953

							$2,904,094

78 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	80,423	CNH	529,737	11/28/17	$(685,561)
Australia and New Zealand Banking Group Ltd.	EUR	3,339	USD	3,940	12/15/17	41,409
Bank of America, NA	BRL	328,692	USD	102,428	11/03/17	1,968,217
Bank of America, NA	USD	100,306	BRL	328,692	11/03/17	154,174
Bank of America, NA	USD	39,127	IDR	527,817,565	11/16/17	(242,750)
Bank of America, NA	TWD	6,183,821	USD	205,178	11/22/17	(277,204)
Bank of America, NA	USD	40,560	TWD	1,213,544	11/22/17	(240,133)
Bank of America, NA	INR	5,238,841	USD	80,923	11/29/17	189,453
Bank of America, NA	USD	80,073	INR	5,158,476	11/29/17	(577,677)
Bank of America, NA	USD	40,906	AUD	53,376	11/30/17	(66,587)
Bank of America, NA	USD	40,925	ZAR	583,836	12/07/17	106,707
Bank of America, NA	MXN	348,288	USD	18,372	12/08/17	322,461
Bank of America, NA	USD	6,794	RUB	396,304	12/11/17	(46,794)
Bank of America, NA	USD	84,026	HUF	21,936,786	12/12/17	(1,812,607)
Bank of America, NA	ZAR	253,512	USD	18,544	12/13/17	744,482
Barclays Bank PLC	RUB	1,095,957	USD	18,792	11/22/17	88,771
Barclays Bank PLC	USD	83,084	TWD	2,492,607	11/22/17	(268,026)
Barclays Bank PLC	INR	7,778,535	USD	118,176	11/29/17	(1,695,849)
Barclays Bank PLC	USD	914	MXN	17,403	12/08/17	(12,483)
Barclays Bank PLC	TRY	170,617	USD	46,097	12/14/17	1,681,129
Barclays Bank PLC	EUR	155,464	USD	183,152	12/15/17	1,603,893
Barclays Bank PLC	USD	46,615	EUR	39,230	12/15/17	(802,749)
BNP Paribas SA	USD	84,066	CAD	102,741	11/10/17	(4,422,264)
BNP Paribas SA	USD	88,366	SGD	120,119	11/16/17	(237,349)
BNP Paribas SA	AUD	51,977	USD	40,914	11/30/17	1,144,752
BNP Paribas SA	NZD	53,976	AUD	49,622	11/30/17	1,051,572
BNP Paribas SA	GBP	129,875	USD	175,972	12/01/17	3,333,097
BNP Paribas SA	USD	130,155	GBP	96,121	12/01/17	(2,384,145)
BNP Paribas SA	USD	82,194	JPY	9,179,468	12/05/17	(1,341,504)
BNP Paribas SA	USD	5,970	ZAR	84,526	12/07/17	(29,936)
BNP Paribas SA	USD	125,590	PLN	451,511	12/12/17	(1,532,710)
Brown Brothers Harriman & Co.	CAD	714	USD	558	11/10/17	4,619
Brown Brothers Harriman & Co.	EUR	3,295	USD	3,887	12/15/17	39,996
Citibank, NA	USD	32,103	RUB	1,852,315	11/22/17	(491,988)
Citibank, NA	USD	62,204	TWD	1,867,724	11/22/17	(149,207)
Citibank, NA	INR	2,611,398	USD	40,362	11/29/17	118,939
Citibank, NA	MXN	17,728	USD	934	12/08/17	15,133
Citibank, NA	USD	86,254	SEK	688,995	12/13/17	(3,743,704)
Citibank, NA	NOK	74,850	CAD	11,759	1/10/18	(59,613)
Citibank, NA	TRY	142,462	USD	37,323	1/10/18	537,909
Citibank, NA	TRY	25,748	USD	7,140	3/13/18	612,628
Citibank, NA	SEK	786,994	EUR	81,761	4/03/18	1,190,372
Credit Suisse International	CAD	22,965	MXN	330,585	11/08/17	(576,723)
Credit Suisse International	ILS	389,254	USD	111,452	11/16/17	860,090
Credit Suisse International	USD	163,795	SGD	221,048	11/16/17	(1,617,565)

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PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	USD	9,042	SEK	78,677	11/20/17	$365,456
Credit Suisse International	CAD	23,863	NOK	149,405	11/29/17	(197,938)
Credit Suisse International	CHF	16,541	SEK	138,807	11/30/17	(4,593)
Credit Suisse International	NZD	122,950	CAD	107,570	11/30/17	(688,466)
Credit Suisse International	CHF	16,541	SEK	137,650	12/01/17	(143,226)
Credit Suisse International	USD	19,447	PEN	63,306	12/07/17	(3,536)
Credit Suisse International	ZAR	400,000	USD	28,271	12/07/17	159,692
Credit Suisse International	ZAR	250,152	USD	17,514	12/07/17	(66,431)
Credit Suisse International	MXN	273,211	USD	14,236	12/08/17	77,352
Credit Suisse International	SEK	1,018,223	USD	124,684	12/13/17	2,747,213
Credit Suisse International	USD	18,544	ZAR	253,512	12/13/17	(744,488)
Credit Suisse International	EUR	141,059	USD	163,888	12/15/17	(838,061)
Credit Suisse International	JPY	7,725,897	EUR	57,775	12/15/17	(624,963)
Credit Suisse International	USD	21,765	ZAR	291,881	12/18/17	(1,288,187)
Credit Suisse International	AUD	25,788	CHF	18,779	12/19/17	(840,254)
Credit Suisse International	USD	7,420	TRY	28,951	12/21/17	100,990
Credit Suisse International	AUD	10,260	NOK	65,258	12/27/17	153,075
Credit Suisse International	EUR	25,104	TRY	109,054	1/04/18	(1,145,243)
Credit Suisse International	TRY	5,694	EUR	1,311	1/04/18	60,718
Credit Suisse International	CAD	21,796	NZD	24,510	1/23/18	(161,150)
Credit Suisse International	USD	7,140	TRY	25,749	3/13/18	(612,563)
Credit Suisse International	EUR	81,761	SEK	786,998	4/03/18	(1,189,918)
Credit Suisse International	USD	8,456	MXN	157,468	7/23/18	(594,359)
Credit Suisse International	MXN	680,916	USD	35,948	8/06/18	2,029,302
Credit Suisse International	USD	35,948	MXN	680,917	8/06/18	(2,029,276)
Deutsche Bank AG	USD	8,308	ZAR	112,964	11/02/17	(318,120)
Deutsche Bank AG	BRL	328,692	USD	100,306	11/03/17	(154,174)
Deutsche Bank AG	USD	100,394	BRL	328,692	11/03/17	65,327
Deutsche Bank AG	MXN	37,104	CAD	2,577	11/08/17	64,400
Deutsche Bank AG	NOK	149,406	CAD	23,863	11/29/17	197,889
Deutsche Bank AG	AUD	56,757	USD	45,307	11/30/17	1,880,861
Deutsche Bank AG	CAD	97,420	NZD	111,700	11/30/17	863,750
Deutsche Bank AG	SEK	138,806	CHF	16,541	11/30/17	4,714
Deutsche Bank AG	BRL	328,692	USD	100,002	12/04/17	(42,826)
Deutsche Bank AG	JPY	9,024,898	USD	81,081	12/05/17	1,590,126
Deutsche Bank AG	CHF	18,779	AUD	25,788	12/19/17	840,591
Deutsche Bank AG	NOK	65,258	AUD	10,260	12/27/17	(153,023)
Deutsche Bank AG	TRY	25,511	EUR	5,895	1/04/18	294,026
Deutsche Bank AG	SEK	146,573	EUR	15,279	1/22/18	283,832
Goldman Sachs Bank USA	MXN	293,488	CAD	20,388	11/08/17	511,963
Goldman Sachs Bank USA	NZD	56,342	USD	40,845	11/30/17	2,310,907
Goldman Sachs Bank USA	GBP	61,809	USD	82,091	12/01/17	(70,255)
Goldman Sachs Bank USA	USD	7,206	BRL	23,459	12/04/17	(65,812)
Goldman Sachs Bank USA	JPY	8,797,096	USD	79,221	12/05/17	1,736,269
Goldman Sachs Bank USA	EUR	1,181	USD	1,392	12/15/17	13,419
Goldman Sachs Bank USA	TRY	77,839	EUR	17,897	1/04/18	793,171
HSBC Bank USA	CNH	533,360	USD	81,380	11/28/17	1,097,582
HSBC Bank USA	MXN	149,343	USD	7,810	12/08/17	70,366
JPMorgan Chase Bank, NA	ZAR	112,963	USD	8,308	11/02/17	318,150
JPMorgan Chase Bank, NA	AUD	29,770	JPY	2,421,861	11/06/17	(1,480,967)
JPMorgan Chase Bank, NA	JPY	2,421,822	AUD	29,770	11/06/17	1,481,311
JPMorgan Chase Bank, NA	CAD	261,513	USD	208,683	11/10/17	5,961,337

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PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	ILS	181,666	USD	52,009	11/16/17	$394,985
JPMorgan Chase Bank, NA	SEK	78,677	USD	9,042	11/20/17	(365,477)
JPMorgan Chase Bank, NA	CHF	208,950	USD	218,992	11/29/17	9,169,420
JPMorgan Chase Bank, NA	GBP	61,896	USD	82,492	12/01/17	215,101
JPMorgan Chase Bank, NA	SEK	137,650	CHF	16,541	12/01/17	143,242
JPMorgan Chase Bank, NA	JPY	9,294,632	USD	82,590	12/05/17	723,735
JPMorgan Chase Bank, NA	ZAR	1,082,813	USD	80,762	12/07/17	4,662,179
JPMorgan Chase Bank, NA	ZAR	391,690	USD	27,416	12/07/17	(111,619)
JPMorgan Chase Bank, NA	MXN	3,052,083	USD	165,523	12/08/17	7,356,142
JPMorgan Chase Bank, NA	USD	9,793	MXN	185,776	12/08/17	(165,461)
JPMorgan Chase Bank, NA	RUB	396,304	USD	6,794	12/11/17	46,794
JPMorgan Chase Bank, NA	ZAR	291,880	USD	21,765	12/18/17	1,288,264
JPMorgan Chase Bank, NA	TRY	28,951	USD	7,420	12/21/17	(100,950)
JPMorgan Chase Bank, NA	CAD	11,759	NOK	74,850	1/10/18	59,570
JPMorgan Chase Bank, NA	EUR	15,279	SEK	146,508	1/22/18	(291,581)
JPMorgan Chase Bank, NA	NZD	24,510	CAD	21,797	1/23/18	162,006
JPMorgan Chase Bank, NA	TRY	25,098	USD	6,990	3/08/18	617,717
JPMorgan Chase Bank, NA	USD	6,990	TRY	25,097	3/08/18	(617,814)
JPMorgan Chase Bank, NA	TRY	25,930	USD	7,067	3/20/18	507,155
JPMorgan Chase Bank, NA	USD	7,067	TRY	25,930	3/20/18	(507,155)
JPMorgan Chase Bank, NA	MXN	157,468	USD	8,456	7/23/18	594,372
Royal Bank of Scotland PLC	USD	17,145	CAD	21,388	11/10/17	(565,529)
Royal Bank of Scotland PLC	USD	40,005	NZD	57,000	11/30/17	(1,021,313)
Royal Bank of Scotland PLC	USD	131,422	NOK	1,025,507	12/13/17	(5,737,002)
Standard Chartered Bank	SGD	341,067	USD	249,483	11/16/17	(749,180)
Standard Chartered Bank	TWD	4,944,922	USD	162,817	11/22/17	(1,475,743)
Standard Chartered Bank	USD	40,789	TWD	1,230,207	11/22/17	83,757
Standard Chartered Bank	USD	62,224	TWD	1,867,724	11/22/17	(169,412)
Standard Chartered Bank	CNH	536,920	USD	81,703	11/28/17	884,017
Standard Chartered Bank	USD	48,178	ZAR	691,225	12/07/17	400,558
Standard Chartered Bank	EUR	1,489	USD	1,753	12/15/17	14,691
Standard Chartered Bank	KRW	185,267,198	USD	163,590	1/18/18	(2,178,018)
Standard Chartered Bank	IDR	104,040,943	USD	7,575	1/29/18	(20,679)
UBS AG	USD	162,262	INR	10,537,270	11/29/17	124,485

						$18,481,892

abfunds.com	AB HIGH INCOME FUND | 81

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)	Premiums Received	Market Value
Put
CDX-NAHY Series 28, 5 Year Index	Goldman Sachs International	Sell	102.00%	Dec 2017	$164,500	$501,725	$(119,527)
CDX-NAHY Series 29, 5 Year Index	Credit Suisse International	Sell	105.50	Nov 2017	40,850	44,935	(14,741)
CDX-NAHY Series 29, 5 Year Index	Credit Suisse International	Sell	105.50	Dec 2017	163,400	543,305	(308,507)

						$1,089,965	$(442,775)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Date	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
CHF vs. AUD/ Deutsche Bank AG	CHF	0.760	12/2017	81,662,000	CHF	81,662	$696,849	$(968,665)
JPY vs. AUD/ JPMorgan Chase Bank, NA	JPY	84.800	11/2017	9,281,360,000	JPY	9,281,360	773,968	(2,122,701)
MXN vs. CAD/ Goldman Sachs Bank USA	MXN	15.000	11/2017	1,555,875,000	MXN	1,555,875	590,851	(196,151)
MXN vs. USD/ Citibank, NA	MXN	21.070	11/2017	859,656,000	MXN	859,656	636,480	(8,296)
MXN vs. USD/ JPMorgan Chase Bank, NA	MXN	20.000	07/2018	817,000,000	MXN	817,000	1,063,326	(2,012,185)

82 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Date	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
MXN vs. USD/ Credit Suisse International	MXN	21.500	07/2018	872,470,000	MXN	872,470	$693,959	$(1,113,765)
MXN vs. USD/ Credit Suisse International	MXN	22.000	08/2018	1,813,900,000	MXN	1,813,900	1,605,301	(2,058,499)
MXN vs. USD/ Goldman Sachs Bank USA	MXN	22.000	08/2018	891,440,000	MXN	891,440	734,709	(1,056,239)
NOK vs. AUD/ Deutsche Bank AG	NOK	6.700	12/2017	361,800,000	NOK	361,800	281,073	(29,545)
NOK vs. CAD/ Deutsche Bank AG	NOK	6.430	11/2017	655,629,000	NOK	655,629	501,094	(167,519)
NOK vs. CAD/ Citibank, NA	NOK	6.520	01/2018	333,591,000	NOK	333,591	231,480	(116,765)
NOK vs. EUR/ Goldman Sachs Bank USA	NOK	9.590	11/2017	667,356,000	NOK	667,356	454,459	(85,135)
NZD vs. AUD/ JPMorgan Chase Bank, NA	NZD	1.120	11/2017	115,260,000	NZD	115,260	480,232	(522,687)
NZD vs. AUD/ Citibank, NA	NZD	1.140	12/2017	115,273,000	NZD	115,273	470,225	(296,673)
RUB vs. USD/ JPMorgan Chase Bank, NA	RUB	65.000	11/2017	1,327,625,000	RUB	1,327,625	365,607	(976)
RUB vs. USD/ Deutsche Bank AG	RUB	65.000	11/2017	1,327,625,000	RUB	1,327,625	362,544	(976)
RUB vs. USD/ JPMorgan Chase Bank, NA	RUB	61.500	12/2017	2,516,888,000	RUB	2,516,888	367,506	(148,224)

abfunds.com	AB HIGH INCOME FUND | 83

PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Date	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
RUB vs. USD/ Credit Suisse International	RUB	65.850	02/2018	2,681,083,000	RUB	2,681,083	$682,546	$(215,752)
SEK vs. CHF/ Deutsche Bank AG	SEK	8.640	11/2017	674,526,000	SEK	674,526	553,141	(83,876)
SEK vs. CHF/ JPMorgan Chase Bank, NA	SEK	8.570	11/2017	668,440,000	SEK	668,440	533,946	(157,935)
SEK vs. EUR/ Bank of America, NA	SEK	9.650	11/2017	669,430,000	SEK	669,430	496,109	(928,781)
SEK vs. EUR/ Goldman Sachs Bank USA	SEK	9.750	12/2017	667,665,000	SEK	667,665	379,942	(541,843)
SEK vs. EUR/ Deutsche Bank AG	SEK	9.780	01/2018	679,027,000	SEK	679,027	352,311	(704,037)
SEK vs. EUR/ Citibank, NA	SEK	9.850	03/2018	1,369,643,000	SEK	1,369,643	1,412,873	(1,668,605)
SEK vs. USD/ JPMorgan Chase Bank, NA	SEK	9.060	11/2017	372,530,000	SEK	372,530	385,312	(3,427)
TRY vs. EUR/ Deutsche Bank AG	TRY	4.520	01/2018	156,842,000	TRY	156,842	412,040	(807,042)
TRY vs. EUR/ Goldman Sachs Bank USA	TRY	4.550	01/2018	158,909,000	TRY	158,909	380,180	(731,720)
TRY vs. USD/ JPMorgan Chase Bank, NA	TRY	4.300	12/2017	167,915,000	TRY	167,915	956,725	(67,502)
TRY vs. USD/ Citibank, NA	TRY	4.050	01/2018	331,796,000	TRY	331,796	790,679	(775,449)
TRY vs. USD/ JPMorgan Chase Bank, NA	TRY	3.840	03/2018	156,756,000	TRY	156,756	621,300	(1,788,978)
TRY vs. USD/ Citibank, NA	TRY	3.860	03/2018	157,488,000	TRY	157,488	625,668	(1,699,445)
TRY vs. USD/ JPMorgan Chase Bank, NA	TRY	3.930	03/2018	160,541,000	TRY	160,541	651,353	(1,433,652)
TRY vs. USD/ Morgan Stanley Capital Services LLC	TRY	4.370	07/2018	178,214,000	TRY	178,214	1,081,200	(1,097,694)

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PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Date	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
ZAR vs. USD/ Bank of America, NA	ZAR	14.400	12/2017	588,384,000	ZAR	588,384	$349,802	$(837,835)
ZAR vs. USD/ JPMorgan Chase Bank, NA	ZAR	14.000	12/2017	571,690,000	ZAR	571,690	450,410	(1,439,945)
ZAR vs. USD/ Bank of America, NA	ZAR	16.000	04/2018	653,840,000	ZAR	653,840	484,046	(798,828)
Put
CAD vs. NZD/ JPMorgan Chase Bank, NA	CAD	0.870	01/2018	98,838,000	CAD	98,838	447,864	(628,224)

							$22,357,110	$(27,315,571)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	(5.00)%	Quarterly	0.88%	EUR	22,398	$(2,965,669)	$(1,105,641)	$(1,860,028)
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	(5.00)	Quarterly	3.11	USD	216,444	(19,406,779)	(15,935,675)	(3,471,104)
Sale Contracts
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	Quarterly	1.74	USD	27,683	1,176,270	468,092	708,178
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	5.00	Quarterly	2.80	USD	86,405	8,297,468	5,374,864	2,922,604

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PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00%	Quarterly	0.08%	USD	51,660	$364,642	$122,064	$242,578
iTraxx Europe Crossover Series 21, 5 Year Index, 6/20/19*	5.00	Quarterly	0.26	EUR	4	432	253	179
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	5.00	Quarterly	0.88	EUR	22,398	2,969,293	1,445,361	1,523,932
iTraxx Europe Crossover Series 27, 5 Year Index, 6/20/22*	5.00	Quarterly	1.88	EUR	80,611	13,339,812	7,257,219	6,082,593

						$3,775,469	$(2,373,463)	$6,148,932

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CAD	303,955	11/14/21	3 Month CDOR	1.323%	Semi- Annual/ Semi- Annual	$(5,564,117)	$(7,225,980)	$1,661,863
CAD	303,955	11/15/21	3 Month CDOR	1.318%	Semi- Annual/ Semi- Annual	(5,610,181)	(7,269,559)	1,659,378
CAD	61,033	11/14/46	2.223%	3 Month CDOR	Semi- Annual/ Semi- Annual	3,261,770	4,133,241	(871,471)

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PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CAD	61,047	11/15/46	2.234%	3 Month CDOR	Semi-Annual/ Semi-Annual	$3,147,782	$4,018,974	$(871,192)

						$(4,764,746)	$(6,343,324)	$1,578,578

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
CCO Holdings, LLC, 7.250%, 10/30/17, 6/20/19*	5.00%	Quarterly	0.27%	USD	6,192	$508,178	$226,691	$281,487
K. Hovnanian Enterprises, Inc., 7.000%, 1/15/19, 9/20/20*	5.00	Quarterly	10.53	USD	7,293	(852,406)	(1,196,703)	344,297
K. Hovnanian Enterprises, Inc., 7.000%, 1/15/19, 9/20/20*	5.00	Quarterly	10.53	USD	2,917	(340,939)	(479,421)	138,482
Citibank, NA
CDX- CMBX.NA. BBB- Series 7, 1/17/47*	3.00	Monthly	5.40	USD	5,000	(580,583)	(58,868)	(521,715)
CDX- CMBX.NA. BBB- Series 7, 1/17/47*	3.00	Monthly	5.40	USD	25,000	(2,902,917)	(278,102)	(2,624,815)

abfunds.com	AB HIGH INCOME FUND | 87

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
CDX- CMBX.NA. BB Series 6, 5/11/63*	5.00%	Monthly	12.50%	USD	547	$(143,165)	$(84,967)	$(58,198)
CDX- CMBX.NA. BB Series 6, 5/11/63*	5.00	Monthly	12.50	USD	1,368	(358,043)	(212,496)	(145,547)
CDX- CMBX.NA. BB Series 6, 5/11/63*	5.00	Monthly	12.50	USD	1,368	(358,993)	(207,246)	(151,747)
CDX- CMBX.NA. BB Series 6, 5/11/63*	5.00	Monthly	12.50	USD	2,735	(716,965)	(413,933)	(303,032)
CDX- CMBX.NA. BB Series 6, 5/11/63*	5.00	Monthly	12.50	USD	14,000	(3,664,189)	(1,925,212)	(1,738,977)
CDX- CMBX.NA. BB Series 6, 5/11/63*	5.00	Monthly	12.50	USD	15,000	(3,930,083)	(1,842,526)	(2,087,557)
CDX- CMBX.NA. BB Series 6, 5/11/63*	5.00	Monthly	12.50	USD	15,000	(3,925,917)	(1,768,456)	(2,157,461)
CDX- CMBX.NA. BBB- Series 7, 1/17/47*	3.00	Monthly	5.40	USD	5,000	(580,583)	(109,443)	(471,140)
CDX- CMBX.NA. BBB- Series 7, 1/17/47*	3.00	Monthly	5.40	USD	5,000	(580,584)	(89,892)	(490,692)

88 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
International Game Technology, 4.750%, 2/15/23, 6/20/22*	5.00%	Quarterly	1.52%	EUR	1,640	$309,062	$172,500	$136,562
Deutsche Bank AG
CDX- CMBX.NA. BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	2,395	(399,685)	(294,579)	(105,106)
Goldman Sachs Bank USA
CDX- NAIG Series 9, 10 Year Index, 12/20/17*	5.00	Quarterly	0.00	USD	5,700	73,994	(22,800)	96,794
K. Hovnanian Enterprises, Inc., 7.000%, 1/15/19, 9/20/20*	5.00	Quarterly	10.53	USD	3,110	(363,497)	(480,807)	117,310
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/19*	5.00	Quarterly	168.47	USD	8,789	(6,836,993)	80,613	(6,917,606)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 6/20/22*	5.00	Quarterly	2.54	USD	11,500	1,223,317	709,991	513,326
CDX- CMBX.NA. BB Series 6, 5/11/63*	5.00	Monthly	12.50	USD	113,618	(29,737,043)	(27,676,855)	(2,060,188)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX- CMBX. NA. BBB- Series 6, 5/11/63*	3.00%	Monthly	7.25%	USD	27,329	$(4,556,200)	$(4,143,050)	$(413,150)
United States Steel Corp., 6.650%, 6/01/37, 12/20/21*	5.00	Quarterly	2.50	USD	4,590	467,590	(306,063)	773,653
Morgan Stanley Capital Services LLC
Bombardier, Inc., 7.450%, 5/01/34, 6/20/21*	5.00	Quarterly	2.61	USD	5,000	420,231	182,817	237,414

						$(57,826,413)	$(40,218,807)	$(17,607,606)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
iBoxx $ Liquid High Yield Index	92,966	LIBOR	Quarterly	USD	24,783	12/20/17	$257,281
iBoxx $ Liquid High Yield Index	63,964	LIBOR	Quarterly	USD	17,088	12/20/17	140,570
Citibank, NA
iBoxx $ Liquid High Yield Index	37,320	LIBOR	Quarterly	USD	9,913	12/20/17	138,909
iBoxx $ Liquid High Yield Index	37,223	LIBOR	Quarterly	USD	9,913	12/20/17	113,563

90 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
iBoxx $ Liquid High Yield Index	71,513	LIBOR	Quarterly	USD	19,000	12/20/17	$262,853
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	82,326	LIBOR	Quarterly	USD	21,948	12/20/17	226,187
iBoxx $ Liquid High Yield Index	82,322	LIBOR	Quarterly	USD	21,947	12/20/17	226,176
Morgan Stanley Capital Services LLC
iBoxx $ Liquid High Yield Index	64,857	LIBOR	Quarterly	USD	17,307	12/20/17	161,983
iBoxx $ Liquid High Yield Index	21,738	LIBOR	Quarterly	USD	5,791	12/20/17	64,071

							$1,591,593

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA
SPDR S&P500 ETF Trust, 11/1/17*	9.40%	Maturity	USD	1,210	$459,653	$	– 0	–	$459,653
JPMorgan Chase Bank, NA
Hang Seng China Enterprises Index, 11/29/17*	18.46	Maturity	HKD	4,443	36,238		– 0	–	36,238
Hang Seng Index, 11/29/17*	14.95	Maturity	HKD	3,598	47,714		– 0	–	47,714
SPDR S&P500 ETF Trust, 11/3/17*	8.65	Maturity	USD	1,113	368,180		– 0	–	368,180

					$911,785	$	– 0	–	$911,785

*	Termination date

abfunds.com	AB HIGH INCOME FUND | 91

PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at October 31, 2017
Barclays Capital, Inc.†	2,193	USD	(5.75	)%*	—	$2,193,263
Barclays Capital, Inc.†	1,092	USD	(2.75	)%*	—	1,080,714
Barclays Capital, Inc.†	1,324	USD	(1.25	)%*	—	1,322,958
Barclays Capital, Inc.†	3,701	USD	(1.00	)%*	—	3,701,250
Barclays Capital, Inc.†	2,732	USD	(0.50	)%*	—	2,726,878
Barclays Capital, Inc.†	1,920	USD	(0.50	)%*	—	1,919,813
Barclays Capital, Inc.†	5,541	USD	0.50%		—	5,541,484
Barclays Capital, Inc.†	2,685	USD	0.50%		—	2,685,261
Credit Suisse Securities (USA) LLC†	2,655	USD	(1.75	)%*	—	2,654,632
Credit Suisse Securities (USA) LLC†	5,795	GBP	(1.00	)%*	—	7,690,725
Credit Suisse Securities (USA) LLC†	3,078	USD	(1.00	)%*	—	3,075,132
Credit Suisse Securities (USA) LLC†	519	EUR	(1.00	)%*	—	602,940
Credit Suisse Securities (USA) LLC†	4,925	USD	(0.75	)%*	—	4,921,409
Deutsche Bank Securities, Inc.†	2,161	USD	(2.00	)%*	—	2,156,764
Deutsche Bank Securities, Inc.†	3,008	USD	(1.50	)%*	—	3,006,748
HSBC Securities (USA), Inc.†	20,048	USD	1.25%		—	20,083,051
Jefferies & Company, Inc.†	4,915	USD	(1.25	)%*	—	4,912,347
JPMorgan Chase Bank, NA†	2,862	EUR	(1.50	)%*	—	3,319,076
JPMorgan Chase Bank, NA†	2,280	EUR	(0.50	)%*	—	2,653,608

						$76,248,053

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2017.

*	Interest payment due from counterparty.

92 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements is as follows:

Reverse Repurchase Agreements

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$47,938,257	$	– 0	–	$	– 0	–	$	– 0	–	$47,938,257
Governments – Treasuries	20,083,051		– 0	–		– 0	–		– 0	–	20,083,051
Corporates – Investment Grade	8,226,745		– 0	–		– 0	–		– 0	–	8,226,745

Total	$76,248,053	$	– 0	–	$	– 0	–	$	– 0	–	$76,248,053

**	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.04% of net assets as of October 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Artsonig Pty Ltd. 11.50%, 4/01/19	3/13/14	$12,573,756	$180,591	0.00%
Bellemeade Re II Ltd. Series 2016-1A, Class B1 13.238%, 4/25/26	4/29/16	2,330,884	2,526,990	0.03%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.738%, 4/25/26	4/29/16	18,852,099	19,331,229	0.24%
Bellemeade Re Ltd. Series 2015-1A, Class M2 5.538%, 7/25/25	7/27/15	4,296,631	4,379,459	0.05%
Creditcorp 12.00%, 7/15/18	6/28/13	6,195,620	5,398,350	0.07%
Dominican Republic International Bond 16.00%, 7/10/20	12/08/10	15,600,914	13,771,068	0.17%
Dominican Republic International Bond 12.00%, 1/20/22	1/23/15	7,878,899	7,785,431	0.10%
Dominican Republic International Bond 10.50%, 1/17/20	1/23/15	7,775,679	7,527,910	0.09%
Dominican Republic International Bond 15.95%, 6/04/21	1/11/13	1,455,861	1,326,361	0.02%
Exide Technologies 11.00%, 4/30/22	4/30/15	22,919,263	21,430,637	0.26%
Exide Technologies 7.25%, 4/30/25	5/03/17	1,627,457	1,692,000	0.02%

abfunds.com	AB HIGH INCOME FUND | 93

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Exide Technologies 7.00%, 4/30/25	11/10/16	$479,005		$497,022		0.01%
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35	3/04/16	10,616,138		12,511,202		0.15%
Golden Energy Offshore Services AS 5.00%, 12/31/17	5/14/14	5,209,183		1,851,263		0.02%
K2016470219 (South Africa) Ltd. 3.00%, 12/31/22	1/31/17	6,930,519		239,245		0.00%
K2016470260 (South Africa) Ltd. 25.00%, 12/31/22	1/31/17	1,061,520		1,072,566		0.01%
Liberty Tire Recycling LLC 11.00%, 3/31/21	3/05/15	2,868,411		1,408,544		0.02%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	5/15/13	12,955,187		161		0.00%
Modular Space Corp.	2/23/17	7,676,909		7,825,062		0.10%
Pacific Drilling SA 5.375%, 6/01/20	4/30/14	9,562,508		3,412,132		0.04%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 Zero Coupon, 9/25/26	9/18/17	8,413,600		8,413,600		0.10%
SoFi Consumer Loan Program LLC Series 2017-3, Class R Zero Coupon, 5/25/26	5/11/17	6,200,880		6,768,311		0.08%
SoFi Consumer Loan Program LLC Series 2017-2, Class R Zero Coupon, 2/25/26	6/15/17	6,274,299		6,506,867		0.08%
SoFi Consumer Loan Program LLC Series 2017-4, Class R1 Zero Coupon, 5/26/26	6/28/17	5,740,087		6,098,320		0.08%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25	7/28/17	6,063,464		5,522,161		0.07%
SoFi Consumer Loan Program LLC Series 2016-5, Class R Zero Coupon, 9/25/28	6/23/17	3,881,020		3,670,745		0.05%
Texas Competitive/TCEH 11.50%, 10/01/20	4/14/11	– 0	–	– 0	–	0.00%
Tonon Luxembourg SA 7.25%, 1/24/20	1/16/13	6,352,630		709,580		0.01%
Vantage Drilling International 10.00%, 12/31/20	2/10/16	410,909		422,380		0.01%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	7/26/12	$11,383,331	$697,653	0.01%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	2,486,550	687,487	0.01%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	10/19/12	8,550,341	700,778	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.488%, 11/25/25	9/06/16	6,082,353	6,825,039	0.08%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.738%, 11/25/25	9/28/15	3,332,630	3,962,319	0.05%

(b)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2017.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate market value of these securities amounted to $2,641,721,240 or 32.7% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Illiquid security.

(f)	Fair valued by the Adviser.

(g)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(h)	Defaulted.

(i)	Non-income producing security.

(j)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
CHC Group LLC	3/10/17	$18,385,445	$1,787,219		0.02%
CHC Group LLC/CHC Finance Ltd. Series AI, 10/01/20	3/10/17	10,037,606	20,522,341		0.25%
Exide Technologies	4/30/15	513,771	1,066,512		0.01%
Exide Technologies	4/30/15	116,907	242,682		0.00%
Momentive Performance Materials, Inc. 9.00%, 10/15/20	10/11/12	10	– 0	–	0.00%
Mt. Logan Re Ltd. (Preference Shares)	4/01/15	25,000,000	25,487,575		0.32%
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	12,695,000	13,237,302		0.16%

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PORTFOLIO OF INVESTMENTS (continued)

(k)	Convertible security.

(l)	Floating Rate Security. Stated interest/floor rate was in effect at October 31, 2017.

(m)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2017.

(n)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(o)	Defaulted matured security.

(p)	Variable rate coupon, rate shown as of October 31, 2017.

(q)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(r)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(s)	Inverse interest only security.

(t)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2017.

(u)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(v)	IO – Interest Only.

(w)	The company invests on a global basis in multiple asset classes including (but not limited to) private equity debt securities, property-related assets and private equity securities including warrants and preferred stock.

(x)	The rate shown represents the 7-day yield as of period end.

(y)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(z)	Affiliated investments.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

LKR – Sri Lankan Rupee

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PLN – Polish Zloty

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PORTFOLIO OF INVESTMENTS (continued)

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

12MTA – 12 Month Treasury Average

ABS – Asset-Backed Securities

ARPP7DRR – Argentina Central Bank 7-Day Repo Reference Rate

BADLAR – Argentina Deposit Rates Badlar Private Banks

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 97

STATEMENT OF ASSETS & LIABILITIES

October 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $8,036,006,904)	$8,164,578,139
Affiliated issuers (cost $68,968,658)	68,968,658
Cash	165,655
Foreign currencies, at value (cost $6,056,042)	5,990,771
Cash collateral due from broker	13,057,729
Unaffiliated dividends and interest receivable	128,106,005
Unrealized appreciation on forward currency exchange contracts	69,331,782
Receivable for capital stock sold	27,697,644
Receivable for investment securities sold	16,261,432
Receivable for unsettled reverse repurchase agreements	10,419,208
Unrealized appreciation on credit default swaps	2,639,325
Unrealized appreciation on total return swaps	1,591,593
Upfront premiums paid on credit default swaps	1,372,612
Unrealized appreciation on variance swaps	911,785
Receivable for variation margin on futures	304,083
Receivable for variation margin on exchange-traded swaps	162,606
Affiliated dividends receivable	50,603

Total assets	8,511,609,630

Liabilities
Options written, at value (premiums received $22,357,110)	27,315,571
Swaptions written, at value (premiums received $1,089,965)	442,775
Payable for investment securities purchased and foreign currency transactions	157,444,376
Payable for reverse repurchase agreements	76,248,053
Unrealized depreciation on forward currency exchange contracts	50,849,890
Upfront premiums received on credit default swaps	41,591,419
Payable for capital stock redeemed	26,756,384
Unrealized depreciation on credit default swaps	20,246,931
Payable for unsettled reverse repurchase agreements	10,579,563
Dividends payable	5,373,096
Advisory fee payable	2,967,861
Distribution fee payable	1,397,256
Transfer Agent fee payable	369,096
Payable for variation margin on exchange-traded swaps	43,332
Administrative fee payable	23,111
Directors’ fee payable	2,432
Accrued expenses and other liabilities	1,372,125

Total liabilities	423,023,271

Net Assets	$8,088,586,359

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Composition of Net Assets
Capital stock, at par	$905,929
Additional paid-in capital	8,106,057,556
Distributions in excess of net investment income	(26,896,843)
Accumulated net realized loss on investment and foreign currency transactions	(128,049,804)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	136,569,521

$8,088,586,359

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,869,051,688	209,847,277	$8.91	*

B	$1,816,704	202,136	$8.99

C	$1,139,390,269	126,440,161	$9.01

Advisor	$4,351,171,440	487,882,973	$8.92

R	$87,601,885	9,838,117	$8.90

K	$126,398,724	14,188,470	$8.91

I	$276,908,570	31,043,632	$8.92

Z	$236,247,079	26,486,197	$8.92

*	The maximum offering price per share for Class A shares was $9.31 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income
Interest (net of foreign taxes withheld of $1,054,004)	$466,589,486
Dividends
Unaffiliated issuers	4,619,087
Affiliated issuers	970,890	$472,179,463

Expenses
Advisory fee (see Note B)	35,531,703
Distribution fee—Class A	4,864,479
Distribution fee—Class B	20,647
Distribution fee—Class C	12,321,758
Distribution fee—Class R	438,916
Distribution fee—Class K	291,793
Transfer agency—Class A	1,696,954
Transfer agency—Class B	2,496
Transfer agency—Class C	1,066,001
Transfer agency—Advisor Class	3,598,279
Transfer agency—Class R	199,008
Transfer agency—Class K	185,388
Transfer agency—Class I	141,510
Transfer agency—Class Z	31,280
Custodian	683,408
Printing	665,364
Registration fees	388,963
Audit and tax	199,241
Administrative	62,273
Legal	47,257
Directors’ fees	28,079
Miscellaneous	279,479

Total expenses before interest expenses	62,744,276
Interest expense	256,059

Total expenses	63,000,335
Less: expenses waived and reimbursed by the Adviser (see Note B)	(359,745)

Net expenses		62,640,590

Net investment income		409,538,873

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(11,661,498	)(a)
Forward currency exchange contracts	(17,178,939)
Futures	(4,393,263)
Options written	60,586,037
Swaps	84,469,677
Swaptions written	9,617,661
Foreign currency transactions	(55,748,423)
Net change in unrealized appreciation/depreciation on:
Investments	222,860,836
Forward currency exchange contracts	7,924,202
Futures	1,557,092
Options written	(7,048,294)
Swaps	(516,699)
Swaptions written	497,291
Foreign currency denominated assets and liabilities	(2,140,014)

Net gain on investment and foreign currency transactions	288,825,666

Net Increase in Net Assets from Operations	$698,364,539

(a)	Includes foreign capital gains taxes of $150,206.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017		Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$409,538,873		$373,538,879
Net realized gain (loss) on investment and foreign currency transactions	65,691,252		(39,954,270)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	223,134,414		297,067,537
Contributions from Affiliates (see Note B)	– 0	–	7,328

Net increase in net assets from operations	698,364,539		630,659,474
Dividends to Shareholders from
Net investment income
Class A	(115,827,715)		(139,212,546)
Class B	(106,219)		(187,830)
Class C	(63,372,353)		(78,131,802)
Advisor Class	(252,357,478)		(204,670,690)
Class R	(4,880,818)		(5,662,042)
Class K	(6,831,166)		(7,086,782)
Class I	(18,370,671)		(20,996,466)
Class Z	(9,659,211)		(7,057,695)
Capital Stock Transactions
Net increase	71,295,486		1,386,295,762
Proceeds from regulatory settlement (see Note E)	– 0	–	722,706

Total increase	298,254,394		1,554,672,089
Net Assets
Beginning of period	7,790,331,965		6,235,659,876

End of period (including distributions in excess of net investment income of ($26,896,843) and ($3,393,413), respectively)	$8,088,586,359		$7,790,331,965

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2017

NOTE A

Significant Accounting Policies

AB High Income Fund, Inc. (the “Fund”), was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013, the Fund commenced offering of Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end

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NOTES TO FINANCIAL STATEMENTS (continued)

mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2017:

Investments in Securities	Level 1			Level 2	Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$2,963,749,193	$58,323,801	#	$3,022,072,994
Governments – Treasuries		– 0	–	1,621,674,818	– 0	–	1,621,674,818
Collateralized Mortgage Obligations		– 0	–	671,402,486	– 0	–	671,402,486
Emerging Markets – Treasuries		– 0	–	550,102,242	– 0	–	550,102,242
Corporates – Investment Grade		– 0	–	536,723,248	– 0	–	536,723,248
Emerging Markets – Sovereigns		– 0	–	508,837,286	– 0	–	508,837,286
Emerging Markets – Corporate Bonds		– 0	–	307,614,659	2,021,391		309,636,050
Bank Loans		– 0	–	209,767,594	30,526,181		240,293,775

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1		Level 2		Level 3		Total
Commercial Mortgage-Backed Securities	$–0	–	$17,495,054		$106,247,106		$123,742,160
Common Stocks	52,269,239		9,612,281		55,590,256	#	117,471,776
Inflation-Linked Securities	– 0	–	69,968,000		12,511,202		82,479,202
Preferred Stocks	9,415,223		7,249,475		64,354,359		81,019,057
Asset-Backed Securities	– 0	–	4,086,742		55,460,954		59,547,696
Local Governments – Regional Bonds	– 0	–	52,722,875		– 0	–	52,722,875
Quasi-Sovereigns	– 0	–	32,065,015		– 0	–	32,065,015
Whole Loan Trusts	– 0	–	– 0	–	31,293,986		31,293,986
Local Governments – US Municipal Bonds	– 0	–	11,143,199		– 0	–	11,143,199
Collateralized Loan Obligations	– 0	–	– 0	–	8,681,968		8,681,968
Governments – Sovereign Bonds	– 0	–	2,454,587		– 0	–	2,454,587
Options Purchased – Puts	– 0	–	1,920,866		– 0	–	1,920,866
Warrants	532,827		– 0	–	36,530	#	569,357
Short-Term Investments:
Investment Companies	68,968,658		– 0	–	– 0	–	68,968,658
Emerging Markets – Sovereigns	– 0	–	39,557,372		7,283,376		46,840,748
Time Deposits	– 0	–	26,165,150		– 0	–	26,165,150
Governments – Treasuries	– 0	–	23,631,914		– 0	–	23,631,914
Investments valued at NAV**							2,085,684

Total Investments in Securities	131,185,947		7,667,944,056		432,331,110		8,233,546,797
Other Financial Instruments*:
Assets
Futures	2,392,160		3,124,200		– 0	–	5,516,360	†
Forward Currency Exchange Contracts	– 0	–	69,331,782		– 0	–	69,331,782
Centrally Cleared Credit Default Swaps	– 0	–	26,147,917		– 0	–	26,147,917	†
Centrally Cleared Interest Rate Swaps	– 0	–	6,409,552		– 0	–	6,409,552	†
Credit Default Swaps	– 0	–	3,002,372		– 0	–	3,002,372
Total Return Swaps	– 0	–	1,591,593		– 0	–	1,591,593
Variance Swaps	– 0	–	911,785		– 0	–	911,785
Liabilities
Futures	(2,612,266)		– 0	–	– 0	–	(2,612,266	)†
Forward Currency Exchange Contracts	– 0	–	(50,849,890)		– 0	–	(50,849,890)
Credit Default Swaptions Written	– 0	–	(442,775)		– 0	–	(442,775)
Currency Options Written	– 0	–	(27,315,571)		– 0	–	(27,315,571)
Centrally Cleared Credit Default Swaps	– 0	–	(22,372,448)		– 0	–	(22,372,448	)†

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2	Level 3			Total
Centrally Cleared Interest Rate Swaps	$	– 0	–	$(11,174,298)	$	– 0	–	$(11,174,298	)†
Credit Default Swaps		– 0	–	(60,828,785)		– 0	–	(60,828,785)

Total^		$130,965,841		$7,605,479,490		$432,331,110		$8,170,862,125

#	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation of exchange-traded derivatives as reported in the portfolio of investments. Exchange-traded swaps with upfront premiums are presented here as market value.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

**	In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods, with application of the amendments noted above retrospectively to all periods presented. The retrospective approach requires that an investment for which fair value is measured using the net asset value per share practical expedient be removed from the fair value hierarchy in all periods presented herein. Accordingly, the total investments with a fair value of $2,085,684 have not been categorized in the fair value hierarchy.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Collateralized Mortgage Obligations			Emerging Markets - Corporate Bonds		Bank Loans
Balance as of 10/31/16	$38,539,513			$30,693,761		$1,251,220		$36,930,151
Accrued discounts/ (premiums)	22,331			– 0	–	(359,252)		158,468
Realized gain (loss)	11,968			– 0	–	(2,690)		(17,419,201)
Change in unrealized appreciation/ depreciation	(7,565,695)			– 0	–	(7,012,058)		17,679,267
Purchases	51,724,371			– 0	–	14,703,921		23,427,975
Sales/Paydowns	(29,672,392)			– 0	–	(6,559,750)		(33,734,490)
Reclassification	– 0	–		– 0	–	– 0	–	– 0	–
Transfers into level 3	5,263,705			– 0	–	– 0	–	7,931,080
Transfers out of level 3	– 0	–		(30,693,761)		– 0	–	(4,447,069)

Balance as of 10/31/17	$58,323,801		$	– 0	–	$2,021,391		$30,526,181

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	Corporates - Non-Investment Grade#		Collateralized Mortgage Obligations		Emerging Markets - Corporate Bonds		Bank Loans
Net change in unrealized appreciation/depreciation from investments held as of 10/31/17**	$(10,752,730)		$ – 0	–	$(12,323,278)		$(186,818)

	Commercial Mortgage- Backed Securities		Common Stocks#		Inflation- Linked Securities		Preferred Stocks
Balance as of 10/31/16	$135,006,871		$49,234,743		$11,964,786		$ – 0	–
Accrued discounts/ (premiums)	440,980		– 0	–	25,941		– 0	–
Realized gain (loss)	(996,854)		(1,066,621)		– 0	–	– 0	–
Change in unrealized appreciation/ depreciation	2,182,586		2,685,271		520,475		11,204,172
Purchases	7,273,000		13,306,055		– 0	–	53,150,187
Sales/Paydowns	(37,659,477)		(8,569,192)		– 0	–	– 0	–
Reclassification	– 0	–	– 0	–	– 0	–	– 0	–
Transfers into level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 10/31/17	$106,247,106		$55,590,256		$12,511,202		$64,354,359

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17**	$1,148,749		$3,021,653		$520,475		$11,204,172

	Asset-Backed Securities		Whole Loan Trusts		Collateralized Loan Obligations		Warrants#
Balance as of 10/31/16	$30,569,026		$59,778,271		$ – 0	–	$2,232,953
Accrued discounts/ (premiums)	939,110		85,528		91,885		– 0	–
Realized gain (loss)	2,912,454		(11,016,000)		– 0	–	– 0	–
Change in unrealized appreciation/ depreciation	260,620		(2,321,254)		488,564		(766,902)
Purchases	36,728,774		1,620,475		2,398,829		– 0	–
Sales/Paydowns	(12,958,090)		(16,853,034)		– 0	–	– 0	–
Reclassification	(2,990,940)		– 0	–	2,990,940		– 0	–
Transfers into level 3	– 0	–	– 0	–	2,711,750		67
Transfers out of level 3	– 0	–	– 0	–	– 0	–	(1,429,588)

Balance as of 10/31/17	$55,460,954		$31,293,986		$8,681,968		$36,530

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	Asset-Backed Securities		Whole Loan Trusts		Collateralized Loan Obligations	Warrants#
Net change in unrealized appreciation/depreciation from investments held as of 10/31/17**	$625,526		$(6,738,826)		$488,564	$(766,902)

	Short Term Investments: Emerging Markets - Sovereigns		Total
Balance as of 10/31/16	$ – 0	–	$396,201,295
Accrued discounts/ (premiums)	614,640		2,019,631
Realized gain (loss)	– 0	–	(27,576,944)
Change in unrealized appreciation/ depreciation	111,295		17,466,341
Purchases	6,557,441		210,891,028
Sales/Paydowns	– 0	–	(146,006,425)
Reclassification	– 0	–	– 0	–
Transfers into level 3	– 0	–	15,906,602
Transfers out of level 3	– 0	–	(36,570,418)

Balance as of 10/31/17	$7,283,376		$432,331,110	+

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17**	$111,295		$(13,648,120)

#	The Fund held securities with zero market value during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s material categories of Level 3 investments at October 31, 2017. Securities priced (i) by third party vendors, (ii) by brokers or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/17	Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates – Non-Investment Grade	$2,411,707	Recovery Analysis	Collateral Value	$100.00 / N/A
	$4,927	Projected Cash Flow	Terms of Escrow	$1.80 per $1,000 Principal

	$2,416,634

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	Fair Value at 10/31/17	Valuation Technique	Unobservable Input	Range/ Weighted Average
Common Stocks	$25,487,575	Market Approach	NAV Equivalent	$1,019.50 / N/A
	$13,237,302	Market Approach	NAV Equivalent	$1,042.72 / N/A
	$6,556,056	Market Approach	EBITDA* Projection EBITDA* Multiples	$96mm / N/A 8.5X-9.5X / 9.0X
	$163,826	Market Approach	EBITDA* Projection EBITDA* Multiples	$323.2mm / NA 14.4X / NA
	$46,108	Market Approach	EBITDA* Projection EBITDA* Multiples	$25 mm /N/A 5.1X-7.1X / 6.1X

$45,490,867

Preferred Stocks	$6,560,193	Market Approach	EBITDA* Projection EBITDA* Multiples	$96mm / N/A 8.5X-9.5X / 9.0X
Whole Loan Trusts	$8,082,900	Market Approach	Underlying NAV of the Collateral	$84.32 / N/A
	$5,063,361	Recovery Analysis	Cumulative Loss	<20% / N/A
	$4,702,241	Recovery Analysis	Delinquency Rate	<4% / N/A
	$3,792,351	Discounted Cash Flow	Level Yield	92.50% / N/A
	$2,120,210	Discounted Cash Flow	Level Yield	$58.60 / N/A
	$1,301,615	Recovery Analysis	Delinquency Rate Collateralization	<5%/ N/A 1.1X / N/A
	$1,133,464	Discounted Cash Flow	Level Yield	$53.93 / N/A
	$893,357	Discounted Cash Flow	Level Yield	$34.63 / N/A
	$461,477	Discounted Cash Flow	Level Yield	$69.86 / N/A

$27,550,976

Warrants	$36,530	Option Pricing Model	Exercise Price	$6.64 / N/A

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Underlying NAV of the Collateral, Collateralization, Exercise Price, NAV Equivalent, EBITDA projections and EBITDA Multiple, in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Discount Rate, Cumulative Loss, Delinquency Rate and Level Yield in isolation would be expected to result in a significant lower (higher) fair value measurement.

The Committee oversees the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third

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parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

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4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2017, the reimbursement for such services amounted to $62,273.

During the year ended October 31, 2016, the Adviser reimbursed the Fund in the amount of $7,328 for trading losses incurred due to trade entry errors.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $2,024,696 for the year ended October 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $229,894 from the sale of Class A shares and received $63,642, $431 and $118,573 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2017 such waiver amounted to $359,745.

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A summary of the Fund’s transactions in shares of the AB mutual funds for the year ended October 31, 2017 is as follows:

Fund	Market Value October 31, 2016 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2017 (000)	Dividend Income (000)
Government Money Market Portfolio	$437,100	$2,303,082	$2,671,213	$68,969	$971

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended October 31, 2017, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $908,449 and $0, respectively.

Brokerage commissions paid on investment transactions for the year ended October 31, 2017 amounted to $382,435, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Effective January 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,722,243, $17,534,434, $907,369 and $787,907 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for

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recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2017, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$3,300,042,220	$2,456,775,536
U.S. government securities	1,218,884,100	1,512,789,576

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$8,109,488,959

Gross unrealized appreciation	$571,773,634
Gross unrealized depreciation	(452,616,489)

Net unrealized appreciation	$119,157,145

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or

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depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2017, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount of shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the year ended October 31, 2017, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. As of October 31, 2017 the maximum payment for written put options amounted to $66,653,019. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an

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unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2017, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended October 31, 2017, the Fund held written options for hedging and non-hedging purposes.

During the year ended October 31, 2017, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended October 31, 2017, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment

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to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust

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risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2017, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or

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(ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of October 31, 2017, the Fund had no Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterpart. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended October 31, 2017, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To

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the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2017, the Fund held total return swaps for non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2017, the Fund held variance swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated

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transaction. For additional details, please refer to netting arrangements by the OTC counterparty table below.

During the year ended October 31, 2017 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded swaps	$3,321,241	*	Receivable/Payable for variation margin on exchange-traded swaps	$1,742,663	*

Interest rate contracts	Unrealized appreciation on total return swaps	1,591,593

Interest rate contracts	Receivable/Payable for variation margin on futures	2,392,160	*	Receivable/Payable for variation margin on futures	2,612,266	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	69,331,782		Unrealized depreciation on forward currency exchange contracts	50,849,890

Foreign exchange contracts	Investments in securities, at value	1,679,706		Options written, at value	27,315,571

Credit contracts	Unrealized appreciation on credit default swaps	2,639,325		Unrealized depreciation on credit default swaps	20,246,931

Credit contracts	Receivable/Payable for variation margin on exchange-traded swaps	11,480,064	*	Receivable/Payable for variation margin on exchange-traded swaps	5,331,132	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts				Swaptions written, at value	$442,775

Equity contracts	Unrealized appreciation on variance swaps	$911,785

Equity contracts	Receivable/Payable for variation margin on futures	3,124,200	*

Equity contracts	Investments in securities, at value	241,160

Total		$96,713,016			$108,541,228

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on exchange-traded futures and swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$20,368,219	$1,532,778

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(10,490,197)	(1,386,777)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	531,226	(815,629)

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	4,476,717	– 0	–

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	$(17,178,939)	$7,924,202

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(13,671,219)	(3,305,982)

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	53,384,732	(6,688,219)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(335,508)	– 0	–

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	7,486,668	(2,503,389)

Credit Contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	5,140,944	497,291

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	56,614,790	453,912

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	$6,096,934	$2,943,869

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(16,023,753)	(577,293)

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	7,201,305	(360,075)

Total		$103,601,919	$(2,285,312)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2017.

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$348,482,385
Average notional amount of sale contracts	$417,466,043

Centrally Cleared Interest Rate Swaps:
Average notional amount	$890,155,823

Credit Default Swaps:
Average notional amount of buy contracts	$88,532,626	(a)
Average notional amount of sale contracts	$297,999,684

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,842,903,965
Average principal amount of sale contracts	$2,869,676,593

Futures:
Average original value of buy contracts	$348,413,529
Average original value of sale contracts	$312,814,802	(b)

Interest Rate Swaps:
Average notional amount	$176,603,048	(c)

Total Return Swaps:
Average notional amount	$295,801,664

Variance Swaps:
Average notional amount	$5,219,244	(d)

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Purchased Options:
Average cost.	$6,805,714

Options Written:
Average notional amount	$1,753,119,227

Purchased Swaptions:
Average cost.	$1,476,528	(e)

Swaptions Written:
Average notional amount	$360,070,813

(a)	Positions were open for seven months during the reporting period.

(b)	Positions were open for eight months during the reporting period.

(c)	Positions were open for one month during the reporting period.

(d)	Positions were open for ten months during the reporting period.

(e)	Positions were open for six months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at year end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of October 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
OTC Derivatives:
Australia & New Zealand Banking Group Ltd	$41,409	$(41,409)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA.	4,460,402	(4,460,402)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	3,881,971	(3,881,971)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	5,529,421	(5,529,421)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	44,615	– 0	–	– 0	–	– 0	–	44,615
Citibank, NA.	3,749,566	(3,749,566)	– 0	–	– 0	–	– 0	–
Credit Suisse International	7,263,110	(7,263,110)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	6,085,516	(3,829,488)	– 0	–	– 0	–	2,256,028

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
Goldman Sachs Bank USA/ Goldman Sachs International	$7,455,867	$(7,455,867)	$	– 0	–	$	– 0	–	$	– 0	–
HSBC Bank USA	1,167,948	– 0	–	– 0	–	– 0	–	1,167,948
JPMorgan Chase Bank, NA	34,683,620	(13,967,460)	– 0	–	– 0	–	20,716,160
Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services LLC.	887,445	(887,445)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	1,383,023	(1,383,023)	– 0	–	– 0	–	– 0	–
UBS AG	124,485	– 0	–	– 0	–	– 0	–	124,485

Total	$76,758,398	$(52,449,162)	$	– 0	–	$	– 0	–	$24,309,236	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Australia & New Zealand Banking Group Ltd	$685,561	$(41,409)	$	– 0	–	$	– 0	–	$644,152
Bank of America, NA.	5,829,196	(4,460,402)	– 0	–	(963,266)	405,528
Barclays Bank PLC	3,972,452	(3,881,971)	– 0	–	(90,481)	– 0	–
BNP Paribas SA	9,947,908	(5,529,421)	– 0	–	(3,920,880)	497,607
Citibank, NA.	12,493,245	(3,749,566)	– 0	–	(6,939,414)	1,804,265
Credit Suisse International	31,336,726	(7,263,110)	– 0	–	(17,811,135)	6,262,481
Deutsche Bank AG	3,829,488	(3,829,488)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA / Goldman Sachs International	44,360,415	(7,455,867)	– 0	–	(36,904,548)	– 0	–
JPMorgan Chase Bank, NA.	13,967,460	(13,967,460)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services LLC.	1,097,694	(887,445)	– 0	–	(210,249)	– 0	–

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Royal Bank of Scotland PLC.	$7,323,844	$	– 0	–	$	– 0	–	$	– 0	–	$7,323,844
Standard Chartered Bank	4,593,032		(1,383,023)			– 0	–		(2,785,687)		424,322

Total	$139,437,021		$(52,449,162)		$	– 0	–		$(69,625,660)		$17,362,199	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of

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the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2017, the average amount of reverse repurchase agreements outstanding was $85,132,616 and the daily weighted average interest rate was (0.86)%. During the period, the Fund received net interest payments from counterparties. At October 31, 2017, the Fund had reverse repurchase agreements outstanding in the amount of $76,248,053 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2017:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$21,171,621	$(21,036,868)	$134,753
Credit Suisse Securities (USA) LLC	18,944,838	(18,889,190)	55,648
Deutsche Bank Securities, Inc.	5,163,512	(5,111,046)	52,466
HSBC Securities (USA) Inc.	20,083,051	(19,974,527)	108,524
Jefferies & Company, Inc.	4,912,347	(4,905,155)	7,192
JPMorgan Chase Bank, NA	5,972,684	(5,972,684)	– 0	–

Total	$76,248,053	$(75,889,470)	$358,583

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the

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purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2017, the Fund had no unfunded loan commitments outstanding.

As of October 31, 2017, the Fund had no commitments outstanding and received no commitment fees or additional funding fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2017	Year Ended October 31, 2016

Class A
Shares sold	59,539,546	92,509,470		$524,452,084	$764,584,475

Shares issued in reinvestment of dividends	8,337,179	10,267,961		73,596,854	84,864,368

Shares converted from Class B	75,113	135,615		663,437	1,123,802

Shares converted from Class C	7,067,338	– 0	–	63,185,262	– 0	–

Shares redeemed	(103,550,253)	(106,865,022)		(910,606,125)	(882,893,379)

Net decrease	(28,531,077)	(3,951,976)		$(248,708,488)	$(32,320,734)

Class B
Shares sold	20,847	26,545		$185,327	$221,766

Shares issued in reinvestment of dividends	10,799	19,289		96,067	160,177

Shares converted to Class A	(74,434)	(134,395)		(663,436)	(1,123,801)

Shares redeemed	(25,202)	(55,551)		(224,113)	(467,337)

Net decrease	(67,990)	(144,112)		$(606,155)	$(1,209,195)

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Shares	Amount
Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

Class C
Shares sold	17,383,871	30,428,390	$155,119,956	$255,668,922

Shares issued in reinvestment of dividends	4,150,329	5,584,459	37,041,421	46,633,880

Shares converted to Class A	(6,981,497)	– 0	–	(63,185,261)	– 0	–

Shares redeemed	(36,528,477)	(36,888,329)	(326,177,026)	(307,146,600)

Net decrease	(21,975,774)	(875,480)	$(197,200,910)	$(4,843,798)

Advisor Class
Shares sold	256,806,422	289,929,303	$2,267,355,742	$2,399,740,979

Shares issued in reinvestment of dividends	16,263,782	14,636,190	143,935,149	121,956,110

Shares redeemed	(227,319,697)	(140,062,836)	(2,002,212,034)	(1,156,766,613)

Net increase	45,750,507	164,502,657	$409,078,857	$1,364,930,476

Class R
Shares sold	2,786,406	3,805,845	$24,607,630	$31,214,630

Shares issued in reinvestment of dividends	549,756	674,021	4,852,844	5,565,632

Shares redeemed	(3,453,685)	(3,574,022)	(30,508,471)	(29,857,922)

Net increase (decrease)	(117,523)	905,844	$(1,047,997)	$6,922,340

Class K
Shares sold	3,809,440	2,492,200	$33,675,833	$20,729,172

Shares issued in reinvestment of dividends	772,775	855,500	6,828,315	7,069,521

Shares redeemed	(2,747,430)	(2,206,560)	(24,188,928)	(18,374,792)

Net increase	1,834,785	1,141,140	$16,315,220	$9,423,901

Class I
Shares sold	6,022,342	9,768,594	$53,289,572	$79,219,657

Shares issued in reinvestment of dividends	1,942,004	2,315,904	17,176,698	19,168,128

Shares redeemed	(10,952,153)	(10,681,656)	(96,992,635)	(88,488,832)

Net increase (decrease)	(2,987,807)	1,402,842	$(26,526,365)	$9,898,953

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	Shares		Amount
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

Class Z
Shares sold	14,976,654	9,472,128	$133,445,095	$79,652,387

Shares issued in reinvestment of dividends	1,088,757	850,531	9,655,467	7,041,249

Shares redeemed	(2,611,083)	(6,447,045)	(23,109,238)	(53,199,817)

Net increase	13,454,328	3,875,614	$119,991,324	$33,493,819

For the year ended October 31, 2016, the Fund received proceeds of $722,706 in connection with a residual distribution from the Alliance Fair Fund relating to regulatory settlements in 2004. This amount is presented in the Fund’s statement of changes in net assets.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example,

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NOTES TO FINANCIAL STATEMENTS (continued)

a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.)Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your

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NOTES TO FINANCIAL STATEMENTS (continued)

investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund Shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$471,405,631	$463,005,853

Total taxable distributions paid	$471,405,631	$463,005,853

abfunds.com	AB HIGH INCOME FUND | 137

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$20,054,391
Accumulated capital and other losses	(121,921,212	)(a)
Unrealized appreciation/(depreciation)	117,457,434	(b)

Total accumulated earnings/(deficit)	$15,590,613	(c)

(a)	As of October 31, 2017, the Fund had a net capital loss carryforward of $116,368,867. As of October 31, 2017, the cumulative deferred loss on straddles was $5,552,345.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the difference between book and tax amortization methods for premiums, the tax treatment of partnership investments, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	Other differences in book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2017, the Fund had a net long-term capital loss carryforward of $116,368,867, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, the tax treatment of partnership investments, foreign currency reclassifications, paydown gain/loss reclassifications, the tax treatment of proceeds from the sale of defaulted securities, and reclassifications of foreign capital gains tax resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB HIGH INCOME FUND | 139

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 8.65		$ 8.50		$ 9.40		$ 9.53		$ 9.38

Income From Investment Operations
Net investment income(a)	.45	(b)	.48	(b)	.51		.55		.60
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34		.27		(.69)		(.03)		.20
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.79		.75		(.18)		.52		.80

Less: Dividends and Distributions
Dividends from net investment income	(.53)		(.60)		(.64)		(.60)		(.65)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.08)		(.05)		– 0	–

Total dividends and distributions	(.53)		(.60)		(.72)		(.65)		(.65)

Net asset value, end of period	$ 8.91		$ 8.65		$ 8.50		$ 9.40		$ 9.53

Total Return
Total investment return based on net asset value(d)	9.30%		9.41	%*	(1.98)%		5.62%		8.78	%†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,869,052		$2,061,177		$2,059,111		$2,320,748		$2,587,763
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.81%		.84%		.90%		.89%		.90%
Expenses, before waivers/reimbursements(e)	.82%		.85%		.90%		.89%		.90%
Net investment income	5.15	%(b)	5.75	%(b)	5.77%		5.80%		6.25%
Portfolio turnover rate	51%		45%		53%		38%		38%

See footnote summary on page 148.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended October 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 8.72		$ 8.57		$ 9.49		$ 9.62		$ 9.46

Income From Investment Operations
Net investment income(a)	.38	(b)	.42	(b)	.45		.48		.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34		.26		(.71)		(.03)		.21
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.72		.68		(.26)		.45		.74

Less: Dividends and Distributions
Dividends from net investment income	(.45)		(.53)		(.58)		(.53)		(.58)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.08)		(.05)		– 0	–

Total dividends and distributions	(.45)		(.53)		(.66)		(.58)		(.58)

Net asset value, end of period	$ 8.99		$ 8.72		$ 8.57		$ 9.49		$ 9.62

Total Return
Total investment return based on net asset value(d)	8.49%		8.48	%*	(2.89)%		4.82%		8.06	%†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,817		$2,357		$3,551		$7,526		$13,008
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.59%		1.63%		1.63%		1.60%		1.61%
Expenses, before waivers/reimbursements(e)	1.60%		1.63%		1.63%		1.60%		1.61%
Net investment income	4.31	%(b)	5.01	%(b)	4.95%		5.05%		5.50%
Portfolio turnover rate	51%		45%		53%		38%		38%

See footnote summary on page 148.

abfunds.com	AB HIGH INCOME FUND | 141

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 8.75		$ 8.60		$ 9.51		$ 9.64		$ 9.48

Income From Investment Operations
Net investment income(a)	.39	(b)	.42	(b)	.45		.48		.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		.27		(.70)		(.03)		.21
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.72		.69		(.25)		.45		.74

Less: Dividends and Distributions
Dividends from net investment income	(.46)		(.54)		(.58)		(.53)		(.58)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.08)		(.05)		– 0	–

Total dividends and distributions	(.46)		(.54)		(.66)		(.58)		(.58)

Net asset value, end of period	$ 9.01		$ 8.75		$ 8.60		$ 9.51		$ 9.64

Total Return
Total investment return based on net asset value(d)	8.37%		8.50	%*	(2.74	) %	4.82%		8.04	%†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,139,390		$1,298,312		$1,283,192		$1,504,398		$1,379,727
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.56%		1.58%		1.60%		1.58%		1.60%
Expenses, before waivers/reimbursements(e)	1.56%		1.58%		1.60%		1.58%		1.60%
Net investment income	4.33	%(b)	4.94	%(b)	5.00%		5.03%		5.48%
Portfolio turnover rate	51%		45%		53%		38%		38%

See footnote summary on page 148.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 8.66		$ 8.51		$ 9.42		$ 9.55		$ 9.39

Income From Investment Operations
Net investment income(a)	.48	(b)	.49	(b)	.54		.58		.62
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		.28		(.70)		(.03)		.22
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.81		.77		(.16)		.55		.84

Less: Dividends and Distributions
Dividends from net investment income	(.55)		(.62)		(.67)		(.63)		(.68)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.08)		(.05)		– 0	–

Total dividends and distributions	(.55)		(.62)		(.75)		(.68)		(.68)

Net asset value, end of period	$ 8.92		$ 8.66		$ 8.51		$ 9.42		$ 9.55

Total Return
Total investment return based on net asset value(d)	9.56%		9.69	%*	(1.78)%		5.93%		9.23	%†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,351,171		$3,828,042		$2,362,066		$2,473,475		$1,754,585
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.56%		.58%		.60%		.58%		.61%
Expenses, before waivers/reimbursements(e)	.57%		.58%		.60%		.58%		.61%
Net investment income	5.38	%(b)	5.87	%(b)	6.05%		6.06%		6.54%
Portfolio turnover rate	51%		45%		53%		38%		38%

See footnote summary on page 148.

abfunds.com	AB HIGH INCOME FUND | 143

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 8.64		$ 8.49		$ 9.40		$ 9.53		$ 9.38

Income From Investment Operations
Net investment income(a)	.42	(b)	.45	(b)	.48		.52		.56
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		.27		(.70)		(.03)		.21
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.75		.72		(.22)		.49		.77

Less: Dividends and Distributions
Dividends from net investment income	(.49)		(.57)		(.61)		(.57)		(.62)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.08)		(.05)		– 0	–

Total dividends and distributions	(.49)		(.57)		(.69)		(.62)		(.62)

Net asset value, end of period	$ 8.90		$ 8.64		$ 8.49		$ 9.40		$ 9.53

Total Return
Total investment return based on net asset value(d)	8.88	%^	9.01	%*	(2.44)%		5.27%		8.42	%†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$87,602		$86,059		$76,876		$77,706		$65,429
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.20%		1.22%		1.27%		1.23%		1.25%
Expenses, before waivers/reimbursements(e)	1.21%		1.22%		1.27%		1.23%		1.25%
Net investment income	4.77	%(b)	5.39	%(b)	5.41%		5.46%		5.92%
Portfolio turnover rate	51%		45%		53%		38%		38%

See footnote summary on page 148.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 8.65		$ 8.50		$ 9.41		$ 9.54		$ 9.38

Income From Investment Operations
Net investment income(a)	.45	(b)	.48	(b)	.51		.55		.60
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		.27		(.70)		(.03)		.22
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.78		.75		(.19)		.52		.82

Less: Dividends and Distributions
Dividends from net investment income	(.52)		(.60)		(.64)		(.60)		(.66)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.08)		(.05)		– 0	–

Total dividends and distributions	(.52)		(.60)		(.72)		(.65)		(.66)

Net asset value, end of period	$ 8.91		$ 8.65		$ 8.50		$ 9.41		$ 9.54

Total Return
Total investment return based on net asset value(d)	9.22%		9.41	%*	(2.12)%		5.63%		8.93	%†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$126,399		$106,841		$95,294		$83,634		$52,132
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.89%		.85%		.94%		.88%		.89%
Expenses, before waivers/reimbursements(e)	.89%		.85%		.94%		.88%		.89%
Net investment income	5.08	%(b)	5.75	%(b)	5.74%		5.79%		6.28%
Portfolio turnover rate	51%		45%		53%		38%		38%

See footnote summary on page 148.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 8.66		$ 8.51		$ 9.42		$ 9.55		$ 9.39

Income From Investment Operations
Net investment income(a)	.48	(b)	.50	(b)	.54		.58		.63
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		.28		(.70)		(.03)		.22
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.81		.78		(.16)		.55		.85

Less: Dividends and Distributions
Dividends from net investment income	(.55)		(.63)		(.67)		(.63)		(.69)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.08)		(.05)		– 0	–

Total dividends and distributions	(.55)		(.63)		(.75)		(.68)		(.69)

Net asset value, end of period	$ 8.92		$ 8.66		$ 8.51		$ 9.42		$ 9.55

Total Return
Total investment return based on net asset value(d)	9.60%		9.74	%*	(1.74)%		5.97%		9.30	%†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$276,909		$294,693		$277,654		$114,598		$104,128
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.52%		.53%		.54%		.54%		.53%
Expenses, before waivers/reimbursements(e)	.53%		.53%		.54%		.54%		.53%
Net investment income	5.43	%(b)	6.06	%(b)	6.11%		6.08%		6.61%
Portfolio turnover rate	51%		45%		53%		38%		38%

See footnote summary on page 148.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31,								October 15, 2013(f) to October 31, 2013
	2017		2016		2015		2014

Net asset value, beginning of period	$ 8.66		$ 8.51		$ 9.42		$ 9.55		$ 9.43

Income From Investment Operations
Net investment income (loss)(a)	.49	(b)	.50	(b)	.55		.58		(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32		.28		(.71)		(.03)		.17
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.81		.78		(.16)		.55		.15

Less: Dividends and Distributions
Dividends from net investment income	(.55)		(.63)		(.67)		(.63)		(.03)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.08)		(.05)		– 0	–

Total dividends and distributions	(.55)		(.63)		(.75)		(.68)		(.03)

Net asset value, end of period	$ 8.92		$ 8.66		$ 8.51		$ 9.42		$ 9.55

Total Return
Total investment return based on net asset value(d)	9.62%		9.76	%*	(1.72)%		6.00%		1.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$236,247		$112,852		$77,916		$47,059		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.50%		.51%		.53%		.52%		.56	%(g)
Expenses, before waivers/reimbursements(e)	.50%		.51%		.53%		.52%		.56	%(g)
Net investment income (loss)	5.47	%(b)	6.07	%(b)	6.15%		6.13%		(3.74	)%(g)
Portfolio turnover rate	51%		45%		53%		38%		38%
See footnote summary on page 148.

abfunds.com	AB HIGH INCOME FUND | 147

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2017	2016	2015	2014	2013
Class A
Net of waivers/reimbursements	.81%	.84%	.88%	.88%	.90%
Before waivers/reimbursements	.82%	.85%	.88%	.88%	.90%
Class B
Net of waivers/reimbursements	1.59%	1.63%	1.61%	1.60%	1.61%
Before waivers/reimbursements	1.60%	1.63%	1.61%	1.60%	1.61%
Class C
Net of waivers/reimbursements	1.56%	1.58%	1.58%	1.58%	1.60%
Before waivers/reimbursements	1.56%	1.58%	1.58%	1.58%	1.60%
Advisor Class
Net of waivers/reimbursements	.56%	.58%	.58%	.58%	.60%
Before waivers/reimbursements	.57%	.58%	.58%	.58%	.60%
Class R
Net of waivers/reimbursements	1.20%	1.22%	1.25%	1.23%	1.25%
Before waivers/reimbursements	1.21%	1.22%	1.25%	1.23%	1.25%
Class K
Net of waivers/reimbursements	.89%	.85%	.92%	.88%	.89%
Before waivers/reimbursements	.89%	.85%	.92%	.88%	.89%
Class I
Net of waivers/reimbursements	.52%	.53%	.52%	.54%	.53%
Before waivers/reimbursements	.53%	.53%	.52%	.54%	.53%

	Year Ended October 31,				October 15, 2013(f) to October 31, 2013
	2017	2016	2015	2014
Class Z
Net of waivers/reimbursements	.50%	.51%	.51%	.51%	.56	%(g)
Before waivers/reimbursements	.50%	.51%	.51%	.51%	.56	%(g)

(f)	Commencement of distributions.

(g)	Annualized.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

*	Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2016 by 0.01%.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2013 by 0.01%.

148 | AB HIGH INCOME FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB High Income Fund, Inc. (the “Fund”) as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB High Income Fund, Inc. at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2017

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2017.

For foreign shareholders, 47.84% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1)(2) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)(2)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Carol C. McMullen(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein(3), Senior Vice President and Independent Compliance Officer Paul J. DeNoon(4), Vice President Gershon M. Distenfeld(4), Vice President Douglas J. Peebles(4), Vice President	Matthew S. Sheridan(4) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

3	Mr. Kirstein is expected to retire on or about December 31, 2017.

4	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith + 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr. ++ Chairman of the Board 76 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive nonprofit board leadership experience, and currently serves on the boards of two education and science-related nonprofit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin ++, ^ 75 (1993)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey ++ 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr. ++ 85 (1993)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy ++, ^ 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	93	None

Nancy P. Jacklin ++ 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen ++ 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody ++ 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner ++ 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various nonprofit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

^	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

+	Mr. Keith is an “interested director of the Fund”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, # 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Gershon Distenfeld, 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Douglas J. Peebles, 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Matthew S. Sheridan, 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp, 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo, 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Stephen M. Woetzel, 46	Controller	Vice President of ABIS**, with which he has been associated since prior to 2012.

Vincent S. Noto, 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

#	Mr. Kirstein is expected to retire on or about December 31, 2017.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors

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recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services

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rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective February 1, 2016. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than the breakpoint levels. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

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NOTES

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NOTES

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NOTES

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NOTES

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AB HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

HI-0151-1017

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB High Income	2016	$161,146	$327	$30,845
	2017	$161,146	$1,057	$28,929

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB High Income	2016	$466,991	$31,172
			$(327)
			$(30,845)

	2017	$753,101	$29,986
			$(1,057)
			$(28,929)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 29, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 29, 2017